                                                      OMB APPROVAL
                                                      --------------------------
                                                      OMB Number: 3235-0307
                                                      Expires: November 30, 2005
                                                      Estimated average burden
                                                      hours per response: 207.75

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 333-106142)                                                    [X]

         Pre-Effective Amendment No.___                                      [ ]

         Post-Effective Amendment No. 2                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940 (No. 811-21371)                                             [X]

         Amendment No. 4                                                     [X]

                        (Check appropriate box or boxes.)
JANUS ADVISER
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado  80206-4805
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code: 303-333-3863

Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado  80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
         [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485
         [ ]    on (date) pursuant to paragraph (b) of Rule 485
         [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [X]    on April 29, 2004 pursuant to paragraph (a)(1) of Rule 485
         [ ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       , 2004



                                      US Value Fund

                                      International Equity Fund

                                 JANUS ADVISER
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund. Each Fund of Janus Adviser currently offers four classes of shares. The Investor Shares (the "Shares") are offered by this Prospectus and are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans.


                         On October 10, 2003, the Funds participated in a tax-free reorganization of Vontobel US Value Fund and Vontobel International Equity Fund into US Value Fund and International Equity Fund, respectively. The Funds commenced operations on October 13, 2003.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   US Value Fund.................................    4
                   International Equity Fund.....................    6
                   Fees and expenses.............................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   10
                   Investment objectives and principal investment
                   strategies....................................   10
                   General portfolio policies....................   15
                   Risks.........................................   18
                MANAGEMENT OF THE FUNDS..........................   22
                   Investment adviser............................   22
                   Management expenses...........................   23
                   Subadviser....................................   24
                   Vontobel portfolio managers...................   26
                OTHER INFORMATION................................   27
                DISTRIBUTIONS AND TAXES..........................   35
                   Distributions.................................   35
                   Distribution options..........................   36
                   Taxes.........................................   37
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   40
                   Minimum investments...........................   41
                   Types of account ownership....................   41
                   To open an account or buy shares..............   43
                   To exchange shares............................   45
                   To sell shares................................   45
                   Excessive trading.............................   50
                   Shareholder services and account policies.....   56
                FINANCIAL HIGHLIGHTS.............................   61
                GLOSSARY OF INVESTMENT TERMS.....................   64
                   Equity and debt securities....................   64
                   Futures, options and other derivatives........   68
                   Other investments, strategies and/or
                   techniques....................................   69


                                                     Janus Adviser prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               US Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------

               US VALUE FUND AND INTERNATIONAL EQUITY FUND seek long-term capital appreciation.



               The Funds' Trustees may change the objective and principal investment policies of each Fund without a shareholder vote. The Funds have a policy of investing at least 80% of net assets in the type of securities suggested by the Funds' name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               US VALUE FUND


               US Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the


 2  Janus Adviser prospectus
               potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               US Value Fund's return will be compared to that of the broad market, reflected by the S&P 500 Index. However, the portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.


               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN A FUND?

               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment alternatives.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock

                                                     Janus Adviser prospectus  3
               market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money than you invested.


               US VALUE FUND is classified as a non-diversified fund. This means that US Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


               INTERNATIONAL EQUITY FUND will have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in one or more countries.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.


               US VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the US Value Predecessor Fund's fiscal year ended February 29, 2004. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to US Value Fund's commencement date. This information has been restated based on the Fund's Investor Shares' fees and expenses (ignoring any fee and expense limitations), which are expected to be higher than those of Class A Shares of US Value Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total


 4  Janus Adviser prospectus
               returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]



               US VALUE FUND*



                 Annual returns for periods ended 12/31
                                        (0.07%) 39.88%  20.78%  33.98%  14.30%  (14.12%) 35.18% 2.78%   (2.32%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:                   Worst Quarter:



               The year-to-date return as of the calendar quarter ended      was
                    .



                                          Average annual total return for periods ended 12/31/03
                                          ------------------------------------------------------
                                                                             Since inception of
                                                                              Predecessor Fund
                                              1 year    5 years   10 years        (3/30/90)
                Investor Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                             -------------------------------------------



                * The performance shown is that of US Value Predecessor Fund, restated based on US Value Fund's higher expected fees and expenses.


               (1) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices. Returns include dividends and distributions.

                                                     Janus Adviser prospectus  5

               INTERNATIONAL EQUITY FUND

               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the International Equity Predecessor Fund's fiscal year ended
               [      ]. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Investor Shares' fees and expenses (ignoring any fee and expense limitations), which are expected to be higher than those of Class A Shares of International Equity Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               INTERNATIONAL EQUITY FUND*


                 Annual returns for periods ended 12/31
                         (6.49%)  9.83%  15.74%  7.83%  16.01%  45.50%  (20.07%)  (29.71%)  (8.33%)  5.00%
                          1994    1995    1996   1997    1998    1999     2000      2001     2002    2003

                 Best Quarter:                   Worst Quarter:



               The year-to-date return as of the calendar quarter ended      was
                    .


 6  Janus Adviser prospectus

                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                        Since inception of
                                                                         Predecessor Fund
                                         1 year    5 years   10 years       (7/6/90)(3)
                Investor Shares
                  Return Before Taxes
                  Return After Taxes
                    on Distributions
                  Return After Taxes
                    on Distributions
                    and Sale of Fund
                    Shares(1)
                Morgan Stanley Capital
                  International
                  EAFE(R) Index(2)
                  (reflects no
                    deduction for
                    fees, expenses or
                    taxes)
                                        -----------------------------------------------



                * The performance shown for periods prior to October 13, 2003 is that of International Equity Predecessor Fund, restated based on International Equity Fund's expected higher fees and expenses.


               (1) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (2) The Morgan Stanley Capital International EAFE(R) Index is an
                   unmanaged index of more than 1,000 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars.
               (3) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               (4) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2003 for the Morgan Stanley Capital International EAFE(R) Index.


               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Investor Shares of the Funds had been available during those earlier periods, distributions may have been different, and their after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in

                                                     Janus Adviser prospectus  7
               the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All fees and expenses shown were determined based upon net assets as of the Predecessor Funds' fiscal year ended December 31, 2003 and are shown without the effect of expense offset arrangements. Subsequent to the reorganization of US Value Predecessor Fund and International Equity Predecessor Fund into US Value Fund and International Equity Fund, respectively, the Funds changed their fiscal year end to the last day of February.


               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds' Investor Shares is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell the Funds' Investor Shares. However, if you sell Investor Shares of International Equity Fund that you have held for three months or less, you may pay a redemption fee.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


 8  Janus Adviser prospectus

[TO BE UPDATED BY AMENDMENT]



 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)*



  Sales Charges                                                  None
  Redemption fee on shares of International Equity Fund held 3
   months or less (as a % of amount redeemed)                   1.00%(1)
  Exchange fee                                                   None(2)



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*



                                                                           Total Annual                Net Annual
                             Management    Distribution        Other      Fund Operating   Expense   Fund Operating
                                Fee       (12b-1) Fees(3)   Expenses(4)    Expenses(5)     Waivers    Expenses(5)
  US VALUE FUND
  Investor Shares              0.96%           0.25%
  INTERNATIONAL EQUITY FUND
  Investor Shares              0.99%           0.25%



  * The information shown in the table has been restated to reflect current fees.

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual. For Fund shares held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

 (2) An exchange of International Equity Fund shares held for 3 months or less may be subject to the Fund's 1.00% redemption fee. Effective May 1, 2004, the Fund's redemption fee increased to 2% on shares purchased on or after that date.

 (3) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (4) Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of Investor Shares of each Fund to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) by the amounts indicated under the Expense Waivers column until at least September 30, 2005.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your Shares at the end of those periods.

 The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses before waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 Year       3 Years      5 Years      10 Years
                                                      ---------------------------------------------------
  US Value Fund -- Investor Shares
  International Equity Fund -- Investor Shares


                                                     Janus Adviser prospectus  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               US VALUE FUND


               US Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for US Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               US Value Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although US Value Fund's return will be compared to that provided by the broad market, reflected by the S&P 500 Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek safety of principal. US Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


 10  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the eleven Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

               Although International Equity Fund's return will be compared to that provided by the broad market; reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk free rate", defined as the rate of return available on long-term Government Securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek relative safety of principal. International Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a foreign securities exchange or companies whose securities have an established foreign over-the-

                                                    Janus Adviser prospectus  11
               counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Consistent with its respective investment objective and policies, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or


 12  Janus Adviser prospectus
               organization, place of principal business activity, or other similar selection criteria.

               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by

                                                    Janus Adviser prospectus  13
               paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objectives and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, US Value Fund will invest at least 80% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of US Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions
 14  Janus Adviser prospectus

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. US Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, each Fund will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing (such as during adverse economic, political or other conditions), or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, a Fund does not always stay fully invested in equity securities. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable

                                                    Janus Adviser prospectus  15
               investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity, or meet anticipated, unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective.

               OTHER TYPES OF INVESTMENTS
               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 16  Janus Adviser prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include Depositary Receipts or shares and passive foreign investment companies.

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                                    Janus Adviser prospectus  17

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the US Value Predecessor Fund and International Equity Predecessor Fund.


RISKS


               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NON-DIVERSIFICATION CLASSIFICATION OF US VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified". This gives US Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of US Value Fund.


 18  Janus Adviser prospectus

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and

                                                    Janus Adviser prospectus  19
                 economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objectives and Principal Investment Strategies," International Equity Fund may invest in compa-

 20  Janus Adviser prospectus
               nies from "developing countries" or "emerging markets". In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value. The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.

               The Funds may also use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.

                                                    Janus Adviser prospectus  21

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               From its own assets, Janus Capital may make payments based on gross sales and current assets to selected brokerage firms or institutions that were instrumental in the acquisition of shareholders for the Funds. The amount of these payments is determined by Janus Capital and may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by Janus Capital. Currently, these payments are limited to the top 100 distributors who have sold shares of the Funds. In addition, Janus Capital, Janus Distributors LLC or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that are paid by the Funds for these purposes.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value


 22  Janus Adviser prospectus

               Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.


               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fees and distribution and shareholder servicing fees (12b-1 fee) for certain classes of shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds pay the following management fees (expressed as an annual rate):



US VALUE FUND



                                                          Annual Rate
Average Daily Net Assets of US Value Fund                Percentage(%)
----------------------------------------------------------------------
First $100 Million                                          0.96
Increment from $100 Million to $300 Million                 0.85
Increment over $300 Million                                 0.75


INTERNATIONAL EQUITY FUND

                                                          Annual Rate
Average Daily Net Assets of International Equity Fund    Percentage(%)
----------------------------------------------------------------------
First $100 million                                          0.99
Increment from $100 million to $300 million                 0.85
Increment over $300 million                                 0.75

                                                    Janus Adviser prospectus  23

               Until at least September 30, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:


                                                         Expense Limit
Fund                                                     Percentage(%)
----------------------------------------------------------------------
US Value Fund                                               0.90%
International Equity Fund                                   1.00%


               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.

SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc., 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2003, Vontobel managed in excess
               of $     billion. [TO BE UPDATED BY AMENDMENT]


 24  Janus Adviser prospectus

               Janus Capital and the Funds have applied for an exemptive order from the Securities and Exchange Commission ("SEC") that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

                                                    Janus Adviser prospectus  25

VONTOBEL PORTFOLIO MANAGERS

EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President of Vontobel and Portfolio Manager of US Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of US equity research and portfolio management. Mr. Walczak has been the President and Portfolio Manager of US Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President of Vontobel and Portfolio
                   Manager of International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate
                   Manager of its international equity portfolios. Mr. Jain has been the President and Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.

 26  Janus Adviser prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, one of which, the Investor Shares, is offered pursuant to this Prospectus. The Shares offered by this Prospectus are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Class I Shares, Class A Shares and Class C Shares of the Funds are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer each class of shares. IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the Class I Shares, Class A Shares or Class C Shares, please call 1-800-525-0020.


               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors. It is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing, and in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and,


                                                    Janus Adviser prospectus  27
               for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Janus encourages its employees, particularly members of the investment team to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.


               PENDING LEGAL MATTERS


               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.



               Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or


 28  Janus Adviser prospectus
               more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry. These allegations predate the start of operations for the Trust, and accordingly, do not involve either of the Funds described in this prospectus.



               As of the date of this prospectus, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be


                                                    Janus Adviser prospectus  29
               determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.



               Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF"), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.



               As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements


 30  Janus Adviser prospectus
               with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.



               Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.



               Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds.


                                                    Janus Adviser prospectus  31

               Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.



               The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.



               These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or


 32  Janus Adviser prospectus
               any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


               ADMINISTRATIVE SERVICES FEE

               Janus Services LLC ("Janus Services"), the Funds' transfer agent, receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of each Fund. The administrative services fee compensates Janus Services for providing or procuring shareholder services to investors, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, recordkeeping, subaccounting and other administrative services, and for distribution related expenses.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Investor Shares (the "Investor Shares Plan"), Investor Shares of each Fund may pay Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares of a Fund. Under the terms of

                                                    Janus Adviser prospectus  33
               the Investor Shares Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers and supermarkets, as compensation for distribution services performed by such entities for investors in Investor Shares of the Fund. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 34  Janus Adviser prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains for each Fund are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                    Janus Adviser prospectus  35

               December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:


               1. REINVESTMENT OPTION.  You may reinvest your income dividends and capital gains distributions in additional shares.



               2. CASH OPTION.  You may receive your income dividends and capital gains distributions in cash.



               3. REINVEST AND CASH OPTION.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.



               4. REDIRECT OPTION.  You may direct your dividends or capital gains to purchase shares of another Janus fund.


               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding from six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 36  Janus Adviser prospectus

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions of capital gains may be taxable at different rates depending on the length of time a Fund held the securities on which the gains were realized. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

                                                    Janus Adviser prospectus  37

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 38  Janus Adviser prospectus

                                 JANUS ADVISER
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms

* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
24 HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus

720 S. Colorado Blvd., Suite 290A


Denver, CO 80246-1929


 40  Janus Adviser prospectus

MINIMUM INVESTMENTS*+

                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth IRA,
                Simplified Employee Pension Plan IRA
                account or Coverdell Education
                Savings Account                       $  500

                To add to any type of Investor
                Shares Fund account                   $  100


               * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                    Janus Adviser prospectus  41

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 42  Janus Adviser prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                    Janus Adviser prospectus  43

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------


 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your preauthorized designated bank account.




 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------


 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.


 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.



 44  Janus Adviser prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other                shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Funds
      XpressLine(TM) or a Janus                    reserve the right to limit the dollar
      Representative.                              amount of shares that you may redeem
                                                   from your account by telephone.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" sec-                 Redemption Proceeds" section of
           tion of this manual.                         this manual for more
                                                        information.


                                                    Janus Adviser prospectus  45

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.


               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.



               - To buy additional shares through the Automatic Monthly
                 Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.


               - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.



               - Each Fund reserves the right to reject any specific purchase, including exchange purchases, for any reason. The Funds are not intended for excessive trading or market timing. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


 46  Janus Adviser prospectus

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts, and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

                                                    Janus Adviser prospectus  47

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


               - You may generally exchange Investor Shares of a Fund for shares in any Fund of Janus Adviser, or for Investor Shares in any Fund of Janus Investment Fund, another Trust advised by Janus Capital.


               - New Fund accounts established by exchange must be opened with
                 $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Fund account you are exchanging from is less than $500.

               - Exchanges between existing Fund accounts must meet the $100 subsequent investment requirement.


               - For Systematic Exchanges, you determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month. You may establish this option for as little as $100 per exchange. If the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same


 48  Janus Adviser prospectus

                 Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

                                                    Janus Adviser prospectus  49

               - An exchange from International Equity Fund held for 3 months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."



               - Exchanges between Fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


EXCESSIVE TRADING




               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or made difficult to identify


 50  Janus Adviser prospectus
               by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.



               The Funds' excessive trading policy generally does not apply to the Janus Money Market Funds, although the Funds at all times reserve the right to reject any purchase request into Janus Money Market Funds (including exchange purchases) for any reason without prior notice.


PAYMENT OF REDEMPTION PROCEEDS


               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less an applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.



                 Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.



               - BY CHECK - Redemption proceeds will, less an applicable
                 redemption fee, be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.



               - BY SYSTEMATIC REDEMPTION - This program allows you to sell shares worth a specific dollar amount from your account on a regular basis, If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


               - As discussed under "Exchange Policies," International Equity
                 Fund may deduct a redemption fee of 1.00% from your

                                                    Janus Adviser prospectus  51
                 redemption proceeds if you sell Shares held for 3 months or less. Your shares will be sold at the NAV next calculated after your order is received in proper form.


               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15-day hold period.


               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


REDEMPTION FEE



               Redemptions (and exchanges) from Investor Shares of the International Equity Fund held for three months or less may be subject to the Fund's redemption fee. [Currently, the redemption fee is 1% of a shareholder's redemption proceeds.] Effective May 1, 2004, the redemption fee for the International Equity Fund increased to 2% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.



               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.


 52  Janus Adviser prospectus

               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) certain reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.



               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.


                                                    Janus Adviser prospectus  53

WRITTEN INSTRUCTIONS


               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus". Please include the following information:


               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

 54  Janus Adviser prospectus

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open.



               In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or (if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined) at their


                                                    Janus Adviser prospectus  55
               fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organiza-

 56  Janus Adviser prospectus
               tions may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from

                                                    Janus Adviser prospectus  57

               Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by

 58  Janus Adviser prospectus
               the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS, REPORTS AND PROSPECTUSES

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction

                                                    Janus Adviser prospectus  59
               confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually. The Funds reserve the right to charge a fee for additional account statement requests.

               The Funds produce financial reports that include a list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.


               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will deem your receipt of this Prospectus as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of the documents to be combined with the other members of your household, please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


 60  Janus Adviser prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund through [TO BE UPDATED BY AMENDMENT]. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               This information was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request. [TO BE UPDATED BY AMENDMENT].


                                                    Janus Adviser prospectus  61

 VONTOBEL US VALUE FUND - CLASS A SHARES
 ---------------------------------------------------------------------------------------------------------------
                                Period ended
                                February 29,                         Years ended December 31
                                   2004*           2003          2002         2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                         $19.86       $19.29        $14.27        $16.73
                                  -------         -------      --------      -------      --------      --------
 Income from investment
  operations
  Net investment income (loss)                                   (0.09)       (0.12)          0.02          0.07
  Net realized and unrealized
    gain (loss) on investments                                   (0.33)         0.71          5.00        (2.42)
                                  -------         -------      --------      -------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                     (0.42)         0.59          5.02        (2.35)
                                  -------         -------      --------      -------      --------      --------
 LESS DISTRIBUTIONS
  DISTRIBUTIONS FROM NET
    INVESTMENT INCOME                                                --       (0.02)            --        (0.11)
  DISTRIBUTIONS FROM REALIZED
    GAIN ON INVESTMENTS                                          (0.80)           --            --            --
                                  -------         -------      --------      -------      --------      --------
 TOTAL DISTRIBUTIONS                                             (0.80)       (0.02)            --        (0.11)
                                  -------         -------      --------      -------      --------      --------
 NET ASSET VALUE, END OF
  PERIOD                                                         $18.64       $19.86        $19.29        $14.27
                                  =======         =======      ========      =======      ========      ========
 TOTAL RETURN                                                   (2.20%)        3.06%        35.18%      (14.07%)

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's)                                                      $112,302      $86,157      $137,238       $71,480
 Ratio to average net
  assets(A) -
  Expenses(B) -                                                   1.74%        1.75%         1.75%         1.87%
  Expenses - net(C)                                               1.72%        1.75%         1.75%         1.87%
  Net investment income (loss)                                  (0.63%)      (0.43%)         0.23%         0.40%
 Portfolio turnover rate                                         75.89%       66.44%       103.76%        66.62%
 ---------------------------------------------------------------------------------------------------------------



 *  Period January 1, 2004 to February 29, 2004

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, 0.01% in 1998.
(B) Expense ratio for Class A shares has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

 62  Janus Adviser prospectus

 VONTOBEL INTERNATIONAL EQUITY FUND - CLASS A SHARES
 -------------------------------------------------------------------------------------------------------------
                              Period ended
                              February 29,                         Years ended December 31
                                 2004*           2003         2002          2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING
  OF YEAR                                                     $12.88        $18.86        $28.01        $20.18
                                --------        -------      -------      --------      --------      --------
 Income from investment
  operations -
  Net investment income
    (loss)                                                      0.03        (0.10)        (0.03)(1)       0.06
  Net realized and
    unrealized gain (loss)
    on investments                                            (1.05)        (5.41)        (5.30)          9.07
                                --------        -------      -------      --------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                  (1.02)        (5.51)        (5.33)          9.13
                                --------        -------      -------      --------      --------      --------
 Less distributions -
  Distributions from net
    investment income                                             --        (0.12)        (0.08)        (0.05)
  Distributions from
    realized gains                                                --        (0.35)        (3.74)        (1.25)
                                --------        -------      -------      --------      --------      --------
 TOTAL DISTRIBUTIONS                                              --        (0.47)        (3.82)        (1.30)
                                --------        -------      -------      --------      --------      --------
 NET ASSET VALUE, END OF
  YEAR                                                        $11.86        $12.88        $18.86        $28.01
                                ========        =======      =======      ========      ========      ========
 TOTAL RETURN                                                (7.92%)      (29.22%)      (18.70%)        46.52%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's)                                                    $29,026       $44,356      $133,233      $192,537
 Ratio to average net
  assets -
  Expenses(A)                                                  2.44%         1.89%         1.39%         1.28%
  Expenses - net(B)                                            2.44%         1.88%         1.38%         1.27%
  Net investment income
    (loss)                                                     0.18%       (0.38%)       (0.15%)         0.03%
 Portfolio turnover rate                                      97.73%        92.39%        69.12%        37.91%
 -------------------------------------------------------------------------------------------------------------



 *  Period January 1, 2004 to February 29, 2004

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(1) Based on average shares outstanding.

                                                    Janus Adviser prospectus  63

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 64  Janus Adviser prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                    Janus Adviser prospectus  65

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

 66  Janus Adviser prospectus
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                    Janus Adviser prospectus  67

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreci-

 68  Janus Adviser prospectus

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

                                                    Janus Adviser prospectus  69
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 70  Janus Adviser prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution or visiting our Web site at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Trust and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to the Public Reference Room, Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      (JANUS LOGO)
                                   www.janus.com


                                   151 Detroit Street


                                   Denver, Colorado 80206-4805

                                   1-800-525-0020

                   Investment Company Act File No. 811-21371

                                                       , 2004


                                      US Value Fund

                                      International Equity Fund

                                 JANUS ADVISER
                                 CLASS I SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund. Each Fund of Janus Adviser currently offers four classes of shares. The Class I Shares (the "Shares") are offered by this Prospectus in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.


                         On October 10, 2003, the Funds participated in a tax-free reorganization of Vontobel US Value Fund and Vontobel International Equity Fund into US Value Fund and International Equity Fund, respectively. The Funds commenced operations on October 13, 2003.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   US Value Fund.................................    4
                   International Equity Fund.....................    6
                   Fees and expenses.............................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   11
                   Investment objectives and principal investment
                   strategies....................................   11
                   General portfolio policies....................   16
                   Risks.........................................   19
                MANAGEMENT OF THE FUNDS..........................   23
                   Investment adviser............................   23
                   Management expenses...........................   24
                   Subadviser....................................   25
                   Vontobel portfolio managers...................   27
                OTHER INFORMATION................................   28
                DISTRIBUTIONS AND TAXES..........................   36
                   Distributions.................................   36
                   Taxes.........................................   37
                SHAREHOLDER'S GUIDE..............................   39
                   Pricing of fund shares........................   39
                   Purchases.....................................   40
                   Exchanges.....................................   41
                   Redemptions...................................   41
                   Redemption fee................................   42
                   Excessive trading.............................   43
                   Shareholder communications....................   44
                FINANCIAL HIGHLIGHTS.............................   45
                GLOSSARY OF INVESTMENT TERMS.....................   48
                   Equity and debt securities....................   48
                   Futures, options and other derivatives........   52
                   Other investments, strategies and/or
                   techniques....................................   53


                                                     Janus Adviser prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               US Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------

               US VALUE FUND AND INTERNATIONAL EQUITY FUND seek long-term capital appreciation.



               The Funds' Trustees may change the objective and principal investment policies of each Fund without a shareholder vote. The Funds have a policy of investing at least 80% of net assets in the type of securities suggested by the Funds' name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               US VALUE FUND


               US Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the


 2  Janus Adviser prospectus
               potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               US Value Fund's return will be compared to that of the broad market, reflected by the S&P 500 Index. However, the portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.


               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN A FUND?

               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment alternatives.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock

                                                     Janus Adviser prospectus  3
               market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money than you invested.


               US VALUE FUND is classified as a non-diversified fund. This means that US Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


               INTERNATIONAL EQUITY FUND will have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in one or more countries.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.


               US VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the US Value Predecessor Fund's fiscal year ended February 29, 2004. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to the Fund's commencement date. This information has been restated based on the Fund's Class I Shares fees and expenses (ignoring any fee and expense limitations), which are expected to be higher than those of the Class A Shares of US Value Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total


 4  Janus Adviser prospectus
               returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]



               US VALUE FUND*



                 Annual returns for periods ended 12/31
                                        (0.22%) 39.68%  20.60%  33.80%  14.16%  (14.25%) 35.18% 2.56%   (2.54%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:            Worst Quarter:



               The year-to-date return as of the calendar quarter ended
               was     .



                                          Average annual total return for periods ended 12/31/03
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years       (3/30/90)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              -----------------------------------------



                * The performance shown is that of the US Value Predecessor Fund, restated based on US Value Fund's higher expected fees and expenses.


               (1) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices. Returns include dividends and distributions.

                                                     Janus Adviser prospectus  5

               INTERNATIONAL EQUITY FUND

               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the International Equity Predecessor Fund's fiscal year ended
               [          ]. The performance shown in the bar chart and table on
               the following page reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Class I Shares fees and expenses (ignoring any fee and expense limitations), which are expected to be higher than those of the Class A Shares of International Equity Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


 6  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND*


                 Annual returns for periods ended 12/31
                         (6.66%)  9.69%  15.59%  7.65%  15.96%  45.42%  (20.23%)  (29.81%)  (8.50%)
                          1994    1995    1996   1997    1998    1999     2000      2001     2002     2003

                 Best Quarter:            Worst Quarter:



               The year-to-date return as of the calendar quarter ended
               was     .



                                          Average annual total return for periods ended 12/31/03
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years      (7/6/90)(5)
                Class I Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                Morgan Stanley Capital
                  International EAFE(R)
                  Index(2)                                                               (4)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              ------------------------------------------


                * The performance shown is that of International Equity Predecessor Fund, restated based on International Equity Fund's expected higher fees and expenses.

               (1) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (2) The Morgan Stanley Capital International EAFE(R) Index is an
                   unmanaged index of more than 1,000 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars.
               (3) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               (4) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2003 for the Morgan Stanley Capital International EAFE(R) Index.


                                                     Janus Adviser prospectus  7

               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different, and their after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All fees and expenses shown were determined based upon net assets as of the Predecessor Funds' fiscal year ended December 31, 2003 and are shown without the effect of expense offset arrangements. Subsequent to the reorganization of US Value Predecessor Fund and International Equity Predecessor Fund into US Value Fund and International Equity Fund, respectively, the Funds changed their fiscal year end to the last day of February.


               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds' Class I Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Funds' Class I Shares. However, if your sell Class I Shares of International Equity Fund that you have held for three months or less you may pay a redemption fee.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of

 8  Janus Adviser prospectus
               shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                                     Janus Adviser prospectus  9

[TO BE UPDATED BY AMENDMENT]


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)*


  Sales Charges                                                  None
  Redemption fee on shares of International Equity Fund held
   for 3 months or less (as a % of amount redeemed)             1.00%(1)
  Exchange fee                                                   None(2)


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*



                                                                         Total Annual                 Net Annual
                          Management    Distribution        Other       Fund Operating    Expense   Fund Operating
                             Fee       (12b-1) Fees(3)   Expenses(4)     Expenses(5)      Waivers    Expenses(5)
  US VALUE FUND
  Class I                   0.96%           0.25%               %               %              %            %
  INTERNATIONAL EQUITY
   FUND
  Class I                   0.99%           0.25%               %               %              %            %



  * The information shown in the table has been restated to reflect current fees.

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide. For Fund shares held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

 (2) An exchange of International Equity Fund shares held for 3 months or less may be subject to the Fund's 1.00% redemption fee. Effective May 1, 2004, the Fund's redemption fee increased to 2% on shares purchased on or after that date.

 (3) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (4) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class I Shares of each Fund to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
 (5) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) by the amounts indicated under the Expense Waivers column until at least September 30, 2005.
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. The example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your Shares at the end of those periods.

 The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses before waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 Year       3 Years      5 Years      10 Years
                                                      ---------------------------------------------------
  US Value Fund -- Class I                               $            $            $            $
  International Equity Fund -- Class I                   $            $            $            $


 10  Janus Adviser prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               US VALUE FUND


               US Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for US Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               US Value Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although US Value Fund's return will be compared to that provided by the broad market, reflected by the S&P 500 Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek safety of principal. US Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


                                                    Janus Adviser prospectus  11

               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the eleven Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

               Although International Equity Fund's return will be compared to that provided by the broad market; reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk free rate", defined as the rate of return available on long-term Government Securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek relative safety of principal. International Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a foreign securities exchange or companies whose securities have an established foreign over-the-

 12  Janus Adviser prospectus
               counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Consistent with its respective investment objective and policies, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or


                                                    Janus Adviser prospectus  13
               organization, place of principal business activity, or other similar selection criteria.

               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by

 14  Janus Adviser prospectus
               paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objectives and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, US Value Fund will invest at least 80% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of US Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions
                                                    Janus Adviser prospectus  15

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. US Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, each Fund will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing (such as during adverse economic, political or other conditions), or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, a Fund does not always stay fully invested in equity securities. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable

 16  Janus Adviser prospectus
               investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity, or meet anticipated, unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Under these unusual circumstances the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective.

               OTHER TYPES OF INVESTMENTS
               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

                                                    Janus Adviser prospectus  17

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include Depositary Receipts or shares and passive foreign investment companies.

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

 18  Janus Adviser prospectus

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the US Value Predecessor Fund and International Equity Predecessor Fund.


RISKS


               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NON-DIVERSIFICATION CLASSIFICATION OF US VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified". This gives US Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of US Value Fund.


                                                    Janus Adviser prospectus  19

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and

 20  Janus Adviser prospectus
                 economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objectives and Principal Investment Strategies," International Equity Fund may invest in compa-

                                                    Janus Adviser prospectus  21
               nies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value. The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.

               The Funds may also use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.

 22  Janus Adviser prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               From its own assets, Janus Capital may make payments based on gross sales and current assets to selected brokerage firms or institutions that were instrumental in the acquisition of shareholders for the Funds. The amount of these payments is determined by Janus Capital and may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by Janus Capital. Currently, these payments are limited to the top 100 distributors who have sold shares of the Funds. In addition, Janus Capital, Janus Distributors LLC or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that are paid by the Funds for these purposes.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value


                                                    Janus Adviser prospectus  23

               Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.


               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fees and distribution and shareholder servicing fees (12b-1 fee) for certain classes of shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds pay the following management fees (expressed as an annual rate):



US VALUE FUND



                                                          Annual Rate
Average Daily Net Assets of US Value Fund                Percentage(%)
----------------------------------------------------------------------
First $100 Million                                          0.96
Increment from $100 Million to $300 Million                 0.85
Increment over $300 Million                                 0.75


INTERNATIONAL EQUITY FUND

                                                          Annual Rate
Average Daily Net Assets of International Equity Fund    Percentage(%)
----------------------------------------------------------------------
First $100 million                                          0.99
Increment from $100 million to $300 million                 0.85
Increment over $300 million                                 0.75

 24  Janus Adviser prospectus

               Until at least September 30, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:


                                                         Expense Limit
Fund                                                     Percentage(%)
----------------------------------------------------------------------
US Value Fund                                               0.90
International Equity Fund                                   1.00


               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.

SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2003, Vontobel managed in excess
               of $     billion. [TO BE UPDATED BY AMENDMENT]


                                                    Janus Adviser prospectus  25

               Janus Capital and the Funds have applied for an exemptive order from the Securities and Exchange Commission ("SEC") that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

 26  Janus Adviser prospectus

VONTOBEL PORTFOLIO MANAGERS

EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President of Vontobel and Portfolio Manager of US Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of US equity research and portfolio management. Mr. Walczak has been the President and Portfolio Manager of US Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President of Vontobel and Portfolio
                   Manager of International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate
                   Manager of its international equity portfolios. Mr. Jain has been the President and Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.

                                                    Janus Adviser prospectus  27

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, one of which, the Class I Shares, is offered pursuant to this Prospectus. Class I Shares, Class A Shares and Class C Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Not all financial intermediaries offer each class of shares.

               IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the Class A Shares or Class C Shares, please call 1-800-525-0020. If you would like additional information about the Investor Shares, please call 1-800-525-3713.




               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors. It is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing and, in


 28  Janus Adviser prospectus
               the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Janus encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.



               Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner,


                                                    Janus Adviser prospectus  29
               the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry. These allegations predate the start of operations for the Trust, and accordingly, do not involve either of the Funds described in this prospectus.



               As of the date of this prospectus, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with


 30  Janus Adviser prospectus
               government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.



               Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF"), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.



               As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries


                                                    Janus Adviser prospectus  31
               may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.



               Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.



               Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in


 32  Janus Adviser prospectus
               general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.



               The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.



               These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and


                                                    Janus Adviser prospectus  33
               coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


               ADMINISTRATIVE SERVICES FEE

               Janus Services LLC ("Janus Services"), the Funds' transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund. The administrative services fee compensates Janus Services for providing or procuring shareholder services to investors, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, recordkeeping, subaccounting and other administrative services, and for distribution related expenses. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares.

 34  Janus Adviser prospectus

               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class I Shares (the "Class I Plan"), Class I Shares of each Fund may pay Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares of a Fund. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                    Janus Adviser prospectus  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends from investment income are paid at the class level, so they may vary from class to class within a single Fund.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains for each Fund are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as

 36  Janus Adviser prospectus

               "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, each Fund's distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, shareholders should contact their financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash

                                                    Janus Adviser prospectus  37
               or reinvested in additional shares of a Fund. Distributions of capital gains may be taxable at different rates depending on the length of time a Fund held the securities on which the gains were realized. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the IRS.

               Income dividends or capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 38  Janus Adviser prospectus

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS GENERALLY MAY NOT PURCHASE, REDEEM OR EXCHANGE SHARES OF THE FUNDS DIRECTLY. SUCH SHARES MAY BE PURCHASED, REDEEMED OR EXCHANGED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN CLASSES MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES OF THESE CLASSES.


               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


PRICING OF FUND SHARES


               Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. In order to receive a day's price, your order must be received by a Fund or its agent by the close of the regular trading session of the New York Stock Exchange (the "NYSE") any day that the NYSE is open. Securities of the Funds are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are value at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other


                                                    Janus Adviser prospectus  39
               account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


PURCHASES

               Purchases of Class I Shares may be made only through institutional channels such as retirement plans, brokers and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.


               The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading or market timing. For more information about the Funds' policy on market timing, see "Excessive Trading".




               MINIMUM INVESTMENT REQUIREMENTS
               Certain minimum investment requirements will apply to a purchase of Class I Shares. Financial intermediaries must maintain a $100,000 minimum aggregate balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts.

               SYSTEMATIC PURCHASE PLAN
               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 40  Janus Adviser prospectus

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Janus funds. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).


               - You may generally exchange shares of a Fund only for shares of the same class of another Fund in Janus Adviser Series, another Trust advised by Janus Capital, or in any Fund of Janus Adviser offered through your financial intermediary or qualified plan.


               - You must meet the minimum investment amount for each fund.


               - An exchange from Class I Shares of International Equity Fund held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee" below.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading see "Excessive Trading" below.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

REDEMPTIONS

               Redemptions, like purchases, may generally be effected only through retirement plans, brokers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.


               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of


                                                    Janus Adviser prospectus  41
               the redemption order, but in no event later than seven days after receipt of such order.





REDEMPTION FEE



               Redemptions (and exchanges) from Class I Shares of the International Equity Fund held for three months or less may be subject to the Fund's redemption fee. [Currently, the redemption fee is 1% of a shareholder's redemption proceeds.] Effective May 1, 2004, the redemption fee for the International Equity Fund increased to 2% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to defer excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.



               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts, in this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the fund;
               (iv) redemptions resulting in the settlement of an estate due to the


 42  Janus Adviser prospectus
               death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.



               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.


               SYSTEMATIC WITHDRAWAL PLAN
               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING


               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise


                                                    Janus Adviser prospectus  43
               be adversely affected due to the size of the transaction, frequency of trading or other factors.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.



               The Funds' excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


SHAREHOLDER COMMUNICATIONS


               Investors will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their financial intermediaries. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Funds' fiscal year end is the last day of February in each year.


 44  Janus Adviser prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund through [TO BE UPDATED BY AMENDMENT]. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               This information was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request. [TO BE UPDATED BY AMENDMENT]


                                                    Janus Adviser prospectus  45

 VONTOBEL US VALUE FUND - CLASS A SHARES
 ---------------------------------------------------------------------------------------------------------------
                               Period ended
                               February 29,                          Years ended December 31
                                  2004*            2003          2002         2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING
  OF PERIOD                      $               $               $19.86       $19.29        $14.27        $16.73
                                 --------        --------      --------      -------      --------      --------
 Income from investment
  operations
  Net investment income
    (loss)                                                       (0.09)       (0.12)          0.02          0.07
  Net realized and unrealized
    gain (loss) on
    investments                                                  (0.33)         0.71          5.00        (2.42)
                                 --------        --------      --------      -------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                     (0.42)         0.59          5.02        (2.35)
                                 --------        --------      --------      -------      --------      --------
 LESS DISTRIBUTIONS
  DISTRIBUTIONS FROM NET
    INVESTMENT INCOME                                                --       (0.02)            --        (0.11)
  DISTRIBUTIONS FROM REALIZED
    GAIN ON INVESTMENTS                                          (0.80)           --            --            --
                                 --------        --------      --------      -------      --------      --------
 TOTAL DISTRIBUTIONS                                             (0.80)       (0.02)            --        (0.11)
                                 --------        --------      --------      -------      --------      --------
 NET ASSET VALUE, END OF
  PERIOD                         $               $               $18.64       $19.86        $19.29        $14.27
                                 ========        ========      ========      =======      ========      ========
 TOTAL RETURN                                                   (2.20%)        3.06%        35.18%      (14.07%)
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's)                        $               $             $112,302      $86,157      $137,238       $71,480
 Ratio to average net
  assets(A) -
  Expenses(B) -                                                   1.74%        1.75%         1.75%         1.87%
  Expenses - net(C)                                               1.72%        1.75%         1.75%         1.87%
  Net investment income
    (loss)                                                      (0.63%)      (0.43%)         0.23%         0.40%
 Portfolio turnover rate                                         75.89%       66.44%       103.76%        66.62%
 ---------------------------------------------------------------------------------------------------------------



 *  Period January 1, 2004 to February 29, 2004.

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, 0.01% in 1998.
(B) Expense ratio for Class A shares has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

 46  Janus Adviser prospectus

 VONTOBEL INTERNATIONAL EQUITY FUND - CLASS A SHARES
 -------------------------------------------------------------------------------------------------------------
                              Period ended
                              February 29,                         Years ended December 31
                                 2004*           2003         2002          2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING
  OF YEAR                       $               $             $12.88        $18.86        $28.01        $20.18
                                -------         -------      -------      --------      --------      --------
 Income from investment
  operations -
  Net investment income
    (loss)                                                      0.03        (0.10)        (0.03)(1)       0.06
  Net realized and
    unrealized gain (loss)
    on investments                                            (1.05)        (5.41)        (5.30)          9.07
                                -------         -------      -------      --------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                  (1.02)        (5.51)        (5.33)          9.13
                                -------         -------      -------      --------      --------      --------
 LESS DISTRIBUTIONS -
  DISTRIBUTIONS FROM NET
    INVESTMENT INCOME                                             --        (0.12)        (0.08)        (0.05)
  DISTRIBUTIONS FROM
    REALIZED GAINS                                                --        (0.35)        (3.74)        (1.25)
                                -------         -------      -------      --------      --------      --------
 TOTAL DISTRIBUTIONS                                              --        (0.47)        (3.82)        (1.30)
                                -------         -------      -------      --------      --------      --------
 NET ASSET VALUE, END OF
  YEAR                          $               $             $11.86        $12.88        $18.86        $28.01
                                =======         =======      =======      ========      ========      ========
 TOTAL RETURN                                                (7.92%)      (29.22%)      (18.70%)        46.52%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's)                       $               $            $29,026       $44,356      $133,233      $192,537
 Ratio to average net
  assets -
  Expenses(A)                                                  2.44%         1.89%         1.39%         1.28%
  Expenses - net(B)                                            2.44%         1.88%         1.38%         1.27%
  Net investment income
    (loss)                                                     0.18%       (0.38%)       (0.15%)         0.03%
 Portfolio turnover rate                                      97.73%        92.39%        69.12%        37.91%
 -------------------------------------------------------------------------------------------------------------


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(1) Based on average shares outstanding.

 *  Period January 1, 2004 to February 29, 2004


                                                    Janus Adviser prospectus  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 48  Janus Adviser prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                    Janus Adviser prospectus  49

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

 50  Janus Adviser prospectus
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                    Janus Adviser prospectus  51

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreci-

 52  Janus Adviser prospectus

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

                                                    Janus Adviser prospectus  53
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 54  Janus Adviser prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution or visiting our Web site at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Trust and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to the Public Reference Room, Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      (JANUS LOGO)
                                   www.janus.com


                                   151 Detroit Street


                                   Denver, Colorado 80206-4805

                                   1-800-525-0020

                   Investment Company Act File No. 811-21371

                                                       , 2004


                                      US Value Fund

                                      International Equity Fund

                                 JANUS ADVISER
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund. Each Fund of Janus Adviser currently offers four classes of shares. The Class A Shares and Class C Shares (together, the "Shares") are offered by this Prospectus in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.


                         On October 10, 2003, the Funds participated in a tax-free reorganization of Vontobel US Value Fund and Vontobel International Equity Fund into US Value Fund and International Equity Fund, respectively. The Funds commenced operations on October 13, 2003.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   US Value Fund.................................    4
                   International Equity Fund.....................    6
                   Fees and expenses.............................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   12
                   Investment objectives and principal investment
                   strategies....................................   12
                   General portfolio policies....................   17
                   Risks.........................................   20
                MANAGEMENT OF THE FUNDS..........................   24
                   Investment adviser............................   24
                   Management expenses...........................   25
                   Subadviser....................................   26
                   Vontobel portfolio managers...................   28
                OTHER INFORMATION................................   29
                DISTRIBUTIONS AND TAXES..........................   38
                   Distributions.................................   38
                   Taxes.........................................   39
                SHAREHOLDER'S GUIDE..............................   41
                   Pricing of fund shares........................   41
                   Choosing a share class........................   42
                   Purchases.....................................   43
                   Exchanges.....................................   48
                   Redemptions...................................   49
                   Excessive trading.............................   51
                   Shareholder communications....................   52
                FINANCIAL HIGHLIGHTS.............................   53
                GLOSSARY OF INVESTMENT TERMS.....................   58
                   Equity and debt securities....................   58
                   Futures, options and other derivatives........   62
                   Other investments, strategies and/or
                   techniques....................................   63


                                                     Janus Adviser prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               US Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------

               US VALUE FUND AND INTERNATIONAL EQUITY FUND seek long-term capital appreciation.



               The Funds' Trustees may change the objective and principal investment policies of each Fund without a shareholder vote. The Funds have a policy of investing at least 80% of net assets in the type of securities suggested by the Funds' name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               US VALUE FUND


               US Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the


 2  Janus Adviser prospectus
               potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               US Value Fund's return will be compared to that of the broad market, reflected by the S&P 500 Index. However, the portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.


               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN A FUND?

               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment alternatives.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock

                                                     Janus Adviser prospectus  3
               market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money than you invested.


               US VALUE FUND is classified as a non-diversified fund. This means that US Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


               INTERNATIONAL EQUITY FUND will have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in one or more countries.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.


               US VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the US Value Predecessor Fund's fiscal year ended February 29, 2004. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to the Fund's commencement date. This information has been restated based on the Fund's Class A Shares' and Class C Shares' respective fees and expenses (ignoring any fee and expense limitations), which are expected to be equal to or higher than those of the Class A Shares of US Value Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart


 4  Janus Adviser prospectus
               figures do not include sales charges that you may pay when you buy or sell Shares of the Fund. If sales charges were included, the returns would be lower than those shown. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]



               US VALUE FUND*



                 Annual returns for periods ended 12/31
                                        0.15%   40.36%  21.27%  34.31%  14.71%  (14.07%) 35.18% 2.98%   (2.10%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:                   Worst Quarter:



               The year-to-date return as of the calendar quarter ended      was
                    .



                * The performance shown is that of US Value Predecessor
                  Fund-Class A Shares.


                                                     Janus Adviser prospectus  5

                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                           Since inception of
                                                                            Predecessor Fund
                                            1 year    5 years   10 years       (3/30/90)
                Class A Shares(1)
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and
                    Sale of Fund
                    Shares(2)
                Class C Shares(1)
                S&P 500 Index(3)
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                           --------------------------------------------


               (1) Calculated assuming sales loads (including contingent
                   deferred sales charges for Class C Shares). For Class C Shares, the return is before taxes.

               (2) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (3) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices. Returns include dividends and distributions.

               INTERNATIONAL EQUITY FUND

               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the International Equity Predecessor Fund's fiscal year ended
               [          ]. The performance shown in the bar chart and table
               below reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Class A Shares' and Class C Shares' fees and expenses (ignoring any fee and expense limitations), which are expected to be higher than those of the Class A Shares of International Equity Predecessor Fund. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include sales charges that you may pay when you buy or sell Shares of the Fund. If sales


 6  Janus Adviser prospectus
               charges were included, the returns would be lower than those shown. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               INTERNATIONAL EQUITY FUND*


                 Annual returns for periods ended 12/31
                         (6.37%)  9.92%  15.82%  7.95%  16.06%  45.55%  (19.96%)  (29.64%)  (8.21%)
                          1994    1995    1996   1997    1998    1999     2000      2001     2002     2003

                 Best Quarter:                   Worst Quarter:



               The year-to-date return as of the calendar quarter ended      was
                    .



                                          Average annual total return for periods ended 12/31/03
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years      (7/6/90)(4)
                Class A Shares(1)
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(2)
                Class C Shares(1)
                Morgan Stanley Capital
                  International EAFE(R)
                  Index(3)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              ------------------------------------------


                * The performance shown is that of International Equity Predecessor Fund, restated based on International Equity Fund's expected higher fees and expenses.
               (1) Calculated assuming sales loads (including contingent
                   deferred sales charges for Class C Shares). For Class C Shares, the return is before taxes.

                                                     Janus Adviser prospectus  7

               (2) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

               (3) The Morgan Stanley Capital International EAFE(R) Index is an
                   unmanaged index of more than 1,000 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars.
               (4) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               (5) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2003 for the Morgan Stanley Capital International EAFE(R) Index.


               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Class A Shares and Class C Shares of the Funds had been available during those earlier periods, distributions may have been different, and their after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               After-tax returns are shown only for Class A Shares of the Funds. After-tax returns for Class C Shares will vary from those shown for Class A Shares due to varying sales charges and expenses among the classes.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES

               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All fees and expenses shown were determined based upon net assets as of the Predecessor Funds'

 8  Janus Adviser prospectus
               fiscal year ended December 31, 2004 and are shown without the effect of expense offset arrangements. Subsequent to the reorganization of US Value Predecessor Fund and International Equity Predecessor Fund into US Value Fund and International Equity Fund, respectively, the Funds changed their fiscal year end to the last day of February.


               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                                     Janus Adviser prospectus  9

               [TO BE UPDATED BY AMENDMENT]


 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)*


                                                                Class A   Class C
  Maximum Sales Charge (load)                                    5.75%     2.00%
    Imposed on purchases (as a percentage of offering price)     5.75%(2)  1.00%(2)
    Deferred sales charge (as a percentage of the lower of
      original purchase price or redemption proceeds)             None(3)  1.00%(4)
    Imposed on reinvested dividends and distributions             None      None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*



                                                                        Total Annual                 Net Annual
                            Management    Distribution      Other      Fund Operating    Expense   Fund Operating
                               Fee       (12b-1) Fees(5)   Expenses     Expenses(6)      Waivers    Expenses(6)
  US VALUE FUND
  Class A                     0.96%           0.25%
  Class C                     0.96%           1.00%
  INTERNATIONAL EQUITY
   FUND
  Class A                     0.99%           0.25%
  Class C                     0.99%           1.00%



  * The information shown in the table has been restated to reflect current fees.

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Sales charges may be waived for certain investors.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase.
 (5) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (6) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) by the amounts indicated under the Expense Waivers column until at least September 30, 2005.

 10  Janus Adviser prospectus

 EXAMPLE:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. The examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated, and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares.

 All of the examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses before waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1 Year(4)    3 Years(5)   5 Years(5)   10 Years(5)
  IF CLASS A SHARES ARE REDEEMED:                     ---------------------------------------------------
  US Value Fund -- Class A(1)
  International Equity Fund -- Class A(1)



                                                       1 Year(3)    3 Years(5)   5 Years(5)   10 Years(5)
  IF CLASS C SHARES ARE REDEEMED:                     ---------------------------------------------------
  US Value Fund -- Class C(2)
  International Equity Fund -- Class C(2)



                                                       1 Year(5)    3 Years(5)   5 Years(5)   10 Years(5)
  IF CLASS A SHARES ARE NOT REDEEMED:                 ---------------------------------------------------
  US Value Fund -- Class A(1)
  International Equity Fund -- Class A(1)



                                                       1 Year(5)    3 Years(5)   5 Years(5)   10 Years(5)
  IF CLASS C SHARES ARE NOT REDEEMED:                 ---------------------------------------------------
  US Value Fund -- Class C(2)
  International Equity Fund -- Class C(2)


 (1) Assumes the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) Assumes the payment of the maximum initial sales charge of 1.00% at the time of purchase. The sales charge may be waived for certain investors, which would reduce the expenses for those investors.
 (3) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase.
 (4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (5) Contingent deferred sales charge not applicable.

                                                    Janus Adviser prospectus  11

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               US VALUE FUND


               US Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for US Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               US Value Fund will invest, under normal circumstances, at least 80% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although US Value Fund's return will be compared to that provided by the broad market, reflected by the S&P 500 Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek safety of principal. US Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


 12  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the eleven Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

               Although International Equity Fund's return will be compared to that provided by the broad market; reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk free rate", defined as the rate of return available on long-term Government Securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek relative safety of principal. International Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a securities foreign exchange or companies whose securities have an established foreign over-the-

                                                    Janus Adviser prospectus  13
               counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Consistent with its respective investment objective and policies, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or


 14  Janus Adviser prospectus
               organization, place of principal business activity, or other similar selection criteria.

               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by

                                                    Janus Adviser prospectus  15
               paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objectives and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, US Value Fund will invest at least 80% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of US Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions
 16  Janus Adviser prospectus

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. US Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, each Fund will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, (such as during adverse economic, political or other conditions) or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, a Fund does not always stay fully invested in equity securities. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable

                                                    Janus Adviser prospectus  17
               investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity, or meet anticipated, unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective.

               OTHER TYPES OF INVESTMENTS
               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 18  Janus Adviser prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include Depositary Receipts or shares and passive foreign investment companies.

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                                    Janus Adviser prospectus  19

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the US Value Predecessor Fund and International Equity Predecessor Fund.


RISKS


               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NON-DIVERSIFICATION CLASSIFICATION OF US VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified". This gives US Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of US Value Fund.


 20  Janus Adviser prospectus

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and

                                                    Janus Adviser prospectus  21
                 economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objectives and Principal Investment Strategies," International Equity Fund may invest in compa-

 22  Janus Adviser prospectus
               nies from "developing countries" or "emerging markets". In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value. The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.

               The Funds may also use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.

                                                    Janus Adviser prospectus  23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               From its own assets, Janus Capital may make payments based on gross sales and current assets to selected brokerage firms or institutions that were instrumental in the acquisition of shareholders for the Funds. The amount of these payments is determined by Janus Capital and may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by Janus Capital. Currently, these payments are limited to the top 100 distributors who have sold shares of the Funds. In addition, Janus Capital, Janus Distributors LLC or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that are paid by the Funds for these purposes.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value


 24  Janus Adviser prospectus

               Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.


               Each Fund incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee) for certain classes of shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds pay the following management fees (expressed as an annual rate):



US VALUE FUND



                                                          Annual Rate
Average Daily Net Assets of US Value Fund                Percentage(%)
----------------------------------------------------------------------
First $100 Million                                          0.96
Increment from $100 Million to $300 Million                 0.85
Increment over $300 Million                                 0.75


INTERNATIONAL EQUITY FUND

                                                          Annual Rate
Average Daily Net Assets of International Equity Fund    Percentage(%)
----------------------------------------------------------------------
First $100 million                                          0.99
Increment from $100 million to $300 million                 0.85
Increment over $300 million                                 0.75

                                                    Janus Adviser prospectus  25

               Until at least September 30, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:


                                                         Expense Limit
Fund                                                     Percentage(%)
----------------------------------------------------------------------
US Value Fund                                               0.90
International Equity Fund                                   1.00


               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.

SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2003, Vontobel managed in excess
               of $     billion. [TO BE UPDATED BY AMENDMENT]


 26  Janus Adviser prospectus

               Janus Capital and the Funds have applied for an exemptive order from the Securities and Exchange Commission ("SEC") that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

                                                    Janus Adviser prospectus  27

VONTOBEL PORTFOLIO MANAGERS

EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President of Vontobel and Portfolio Manager of US Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of US equity research and portfolio management. Mr. Walczak has been the President and Portfolio Manager of US Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President of Vontobel and Portfolio
                   Manager of International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate
                   Manager of its international equity portfolios. Mr. Jain has been the President and Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.

 28  Janus Adviser prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, two of which, the Class A Shares and Class C Shares, are offered pursuant to this Prospectus. Class I Shares, Class A Shares and Class C Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Not all financial intermediaries offer each class of shares.

               IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Shares Class" in the Shareholder's Guide. If you would like additional information about the Class I Shares, please call 1-800-525-0020. If you would like additional information about the Investor Shares, please call 1-800-525-3713.


               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct


                                                    Janus Adviser prospectus  29
               contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing, and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Janus encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.


               PENDING LEGAL MATTERS


               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.



               Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory


 30  Janus Adviser prospectus
               agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry. These allegations predate the start of operations for the Trust, and accordingly, do not involve either of the Funds described in this prospectus.



               As of the date of this prospectus, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceed-


                                                    Janus Adviser prospectus  31
               ings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.



               Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF"), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.



               As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relation-


 32  Janus Adviser prospectus
               ships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.



               Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.



               Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group


                                                    Janus Adviser prospectus  33

               Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.



               The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.



               These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions


 34  Janus Adviser prospectus
               were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS A SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares (the "Class A Plan"), Class A Shares of each Fund may pay Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares of a Fund. Under the terms of the Class A Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class A Shares of a Fund. Financial intermediaries may from time to time be required

                                                    Janus Adviser prospectus  35
               to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker or record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares of each Fund may pay Janus Distributors a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of a Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares of a Fund or who provide shareholder account services to existing Class C shareholders in a Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an

 36  Janus Adviser prospectus
               ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                    Janus Adviser prospectus  37

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends from investment income are paid at the class level, so they may vary from class to class within a single Fund.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains for each Fund are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as

 38  Janus Adviser prospectus

               "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, each Fund's distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, shareholders should contact their financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash

                                                    Janus Adviser prospectus  39
               or reinvested in additional shares of a Fund. Distributions of capital gains may be taxable at different rates depending on the length of time a Fund held the securities on which the gains were realized. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the IRS.

               Income dividends or capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 40  Janus Adviser prospectus

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS GENERALLY MAY NOT PURCHASE, REDEEM OR EXCHANGE CLASS A SHARES OR CLASS C SHARES OF THE FUND DIRECTLY. SUCH SHARES MAY BE PURCHASED, REDEEMED OR EXCHANGED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN CLASSES MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES OF THESE CLASSES.


               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


PRICING OF FUND SHARES

               Investments in Class A Shares and Class C Shares will be duly processed at the public offering price, which is the NAV next determined after your order is received in good order by a Fund or its agent, plus any applicable initial sales charge. The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.


               In order to receive a day's price, your order must be received by a Fund or its agent by the close of the regular trading session of the New York Stock Exchange (the "NYSE") any day that the NYSE is open. Securities of the Funds are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for the security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


                                                    Janus Adviser prospectus  41

               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


CHOOSING A SHARE CLASS

               Each Fund of Janus Adviser currently offers four classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. Each class of the same Fund represents an interest in the same portfolio of investments, but has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

               - how much you plan to invest;

               - how long you expect to own the shares;

               - the expenses paid by each class; and

               - whether you qualify for any reduction or waiver of sales charges.

 42  Janus Adviser prospectus

               You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

               CLASS A SHARES

                Initial sales charge                up to 5.75%(1)

                Lower initial sales charge for
                  investments of $50,000 or more

                Initial sales charge waived for
                  investments of $1 million or
                  more

                Deferred sales charge (CDSC)        None except on
                                                    certain redemptions
                                                    bought without an
                                                    initial sales
                                                    charge

                Minimum initial investment          $2,500

                Minimum aggregate account balance   None

                12b-1 Fee                           Lower annual
                                                    expenses than Class
                                                    C Shares

               (1) May be waived under certain circumstances.

               CLASS C SHARES

                Initial sales charge                1.00%(1)

                Deferred sales charge (CDSC)        1.00%
                                                    if redeemed within
                                                    12 months of
                                                    purchase(1)

                Minimum initial investment          $2,500

                Minimum aggregate account balance   None

                12b-1 Fee                           Higher annual
                                                    expenses than all
                                                    other share classes
                                                    because of higher
                                                    12b-1 fee

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Class A Shares and Class C Shares may be made only through institutional channels such as retirement plans, brokers

                                                    Janus Adviser prospectus  43
               and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.


               The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading or market timing. For more information about the Funds' policy on market timing, see "Excessive Trading" below.




               MINIMUM INVESTMENT REQUIREMENTS

               Certain minimum investment requirements will apply to a purchase of Class A Shares and Class C Shares. The minimum initial investment in Class A Shares and Class C Shares is $2,500, except for certain tax-deferred accounts or UGMA/UTMA accounts which require a minimum initial investment of $500.

               SYSTEMATIC PURCHASE PLAN

               You may arrange for periodic investments in any class of shares by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

               INITIAL SALES CHARGE

               CLASS A SHARES
               An initial sales charge will apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary.

 44  Janus Adviser prospectus

                                                                    Class A Sales Charge
                                                                     as a Percentage of
                                                                ----------------------------
                                                                Net Amount       Offering
  Amount of Purchase at Offering Price                           Invested         Price*
  Under $50,000                                                   6.10%            5.75%
  $50,000 but under $100,000                                      4.71%            4.50%
  $100,000 but under $250,000                                     3.63%            3.50%
  $250,000 but under $500,000                                     2.56%            2.50%
  $500,000 but under $1,000,000                                   2.04%            2.00%
  $1,000,000 and above                                             None            None**

 * Offering price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.


               Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of Class A Shares purchases over $10 million. The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.




               QUALIFYING FOR A REDUCED CLASS A SHARES SALES CHARGE
               There are several ways you can combine multiple purchases of Class A Shares of the Funds with other classes offered with a sales charge (currently Class A Shares and Class C Shares) of other Janus funds to take advantage of the breakpoints in the sales charge schedule as set forth. Contact your financial intermediary for more information.

               In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge, as well as for purchases by officers, directors or employees of Janus Capital, its affiliates, subadvisers to the Funds or Trustees of the Funds who invest through certain intermediaries.

               RIGHT OF ACCUMULATION. Investors may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase and the total net asset value of

                                                    Janus Adviser prospectus  45
               all Class A Shares of the Fund and of other Janus funds that are offered with a sales charge (as currently listed under "Exchanges") then held by such investor and applying the sales charge applicable to such aggregate. In order to obtain such discount, the investor must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

               LETTER OF INTENT. An investor may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating the investor's intention to purchase shares of other classes offered with a sales charge (currently Class A Shares and Class C Shares) of $50,000 or more aggregating investments over a 13-month period. The investor must refer to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) all shares acquired during the term of the Letter plus (ii) the value of all Class A Shares purchased within the last 90 days and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter of Intent will commence upon the date the Letter of Intent is signed, or at the option of the investor, up to 90 days before such date. Please contact your financial intermediary to obtain a Letter of Intent application.

               AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you and your immediate family (your spouse and children under age
               21)

 46  Janus Adviser prospectus
               may be aggregated if made for your own account(s) and/or certain other accounts such as:

               - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

               - solely controlled business accounts;

               - single participant retirement plans.

               To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you or your family members have at the time of your initial or subsequent purchase.

               CLASS C SHARES
               A 1.00% sales charge (1.01% of the amount invested) will apply to your purchase of Class C Shares of a Fund unless the Sales Charge Waiver described below applies. A Fund receives the entire net asset value of all its shares sold. Janus Distributors, the Funds' principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               CLASS C SHARES SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus

                                                    Janus Adviser prospectus  47

               Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares. In addition, no initial sales charge will be imposed on reinvested dividends or other distributions.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Janus funds. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).


               - You may generally exchange shares of a Fund only for shares of the same class of another Fund in Janus Adviser Series, another Trust advised by Janus Capital, or in any Fund of Janus Adviser offered through your financial intermediary or qualified plan.


               - You must meet the minimum investment amount for each fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               WAIVER OF ADDITIONAL SALES CHARGES.

               Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of Janus Adviser or Janus Adviser Series, another Trust advised by Janus Capital, will not be subject to any initial sales charge or any


 48  Janus Adviser prospectus
               contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.

REDEMPTIONS

               Redemptions, like purchases, may generally be effected only through retirement plans, brokers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of the Funds may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

               SYSTEMATIC WITHDRAWAL PLAN

               You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. The applicable CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. A CDSC may apply to periodic redemptions that exceed certain amounts. Certain terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

               CLASS A SHARES AND CLASS C SHARES CDSC
               A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of

                                                    Janus Adviser prospectus  49
               purchase, unless any of the CDSC waivers listed below apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed.

               CDSC WAIVERS

               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant for Class A Shares and Class C Shares;

               - For retirement plans or certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans for Class A Shares and Class C Shares;


               - For officers, directors or employees of Janus Capital, its affiliates, subadvisers to the Funds, Trustees of the Funds, any employee or registered representative of any authorized dealer, or immediate family member of any of these individuals who invest in Class A Shares through certain intermediaries;


               - Upon the redemption of Class A Shares or Class C Shares
                 acquired through reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

               - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held the longest.

               REINSTATEMENT PRIVILEGE

               After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at

 50  Janus Adviser prospectus
               the current net asset value (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

EXCESSIVE TRADING


               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.


                                                    Janus Adviser prospectus  51

               The Funds' excessive trading policy generally does not apply to the Janus Adviser Money Market Fund, although the Funds at all times reserve the right to reject any purchase request into Janus Adviser Money Market Fund (including exchange purchases) for any reason without prior notice.


SHAREHOLDER COMMUNICATIONS


               Investors will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their financial intermediaries. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Funds' fiscal year end is the last day of February each year.


 52  Janus Adviser prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund through [TO BE UPDATED BY AMENDMENT]. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements of the Class A Shares and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December
               31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               This information was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request. [TO BE UPDATED BY AMENDMENT].


                                                    Janus Adviser prospectus  53

 VONTOBEL US VALUE FUND
 --------------------------------------------------------------------------------------------------------------
                                                                   Class A
                              ---------------------------------------------------------------------------------
                                 Period
                                 ended
                              February 29,                          Years ended December 31
                                 2004*            2003          2002         2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING
  OF PERIOD                                                     $19.86       $19.29        $14.27        $16.73
                                --------        --------      --------      -------      --------      --------
 Income from investment
  operations
  Net investment income
    (loss)                                                      (0.09)       (0.12)          0.02          0.07
  Net realized and
    unrealized gain (loss)
    on investments                                              (0.33)         0.71          5.00        (2.42)
                                --------        --------      --------      -------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                    (0.42)         0.59          5.02        (2.35)
                                --------        --------      --------      -------      --------      --------
 Less distributions
  Distributions from net
    investment income                                               --       (0.02)            --        (0.11)
  Distributions from
    realized gain on
    investments                                                 (0.80)           --            --            --
                                --------        --------      --------      -------      --------      --------
 TOTAL DISTRIBUTIONS                                            (0.80)       (0.02)            --        (0.11)
                                --------        --------      --------      -------      --------      --------
 NET ASSET VALUE, END OF
  PERIOD                                                        $18.64       $19.86        $19.29        $14.27
                                ========        ========      ========      =======      ========      ========
 TOTAL RETURN                                                  (2.20%)        3.06%        35.18%      (14.07%)
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's)                                                     $112,302      $86,157      $137,238       $71,480
 Ratio to average net
  assets(A) -
  Expenses(B) -                                                  1.74%        1.75%         1.75%         1.87%
  Expenses - net(C)                                              1.72%        1.75%         1.75%         1.87%
  Net investment income
    (loss)                                                     (0.63%)      (0.43%)         0.23%         0.40%
 Portfolio turnover rate                                        75.89%       66.44%       103.76%        66.62%
 --------------------------------------------------------------------------------------------------------------



 *  Period January 1, 2004 to February 29, 2004.

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, 0.01% in 1998.
(B) Expense ratio for Class A shares has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

 54  Janus Adviser prospectus

 VONTOBEL US VALUE FUND
 ------------------------------------------------------------------------------------------------
                                                                     Class C
                                                 ------------------------------------------------
                                                 Period ended       Year ended       Period ended
                                                 February 29,      December 31,      December 31,
                                                    2004+              2003             2002*
 PER SHARE OPERATING PERFORMANCE
 NET ASSET VALUE, BEGINNING OF PERIOD                                                   $17.49
                                                   -------           -------           -------
 Income from investment operations
  Net investment income (loss)                                                          (0.06)
  Net realized and unrealized gain (loss) on
    investments                                                                           1.97
                                                   -------           -------           -------
 TOTAL FROM INVESTMENT OPERATIONS                                                         1.91
                                                   -------           -------           -------
 Less distributions
  Distributions from net investment income                                                  --
  Distributions from realized gain on
    investments                                                                         (0.80)
                                                   -------           -------           -------
 TOTAL DISTRIBUTIONS                                                                    (0.80)
                                                   -------           -------           -------
 NET ASSET VALUE, END OF PERIOD                                                         $18.60
                                                   =======           =======           =======
 TOTAL RETURN                                                                           10.82%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                                                        $355
 Ratio to average net assets -
  Expenses -                                                                             2.74%**
  Expenses - net                                                                         2.72%**
  Net investment income (loss)                                                         (1.63%)**
 Portfolio turnover rate                                                                75.89%
 ------------------------------------------------------------------------------------------------



 + Period January 1, 2004 to February 29, 2004.

 * Commencement of operations for Class C shares was October 9, 2002.


** Annualized.

                                                    Janus Adviser prospectus  55

 VONTOBEL INTERNATIONAL EQUITY FUND
 --------------------------------------------------------------------------------------------------------------
                                                                   Class A
                               --------------------------------------------------------------------------------
                                  Period
                                  ended
                               February 29,                         Years ended December 31
                                  2004*           2003         2002          2001          2000          1999
 PER SHARE OPERATING
  PERFORMANCE
 NET ASSET VALUE, BEGINNING
  OF YEAR                                                      $12.88        $18.86        $28.01        $20.18
                                 -------         -------      -------      --------      --------      --------
 Income from investment
  operations -
  Net investment income
    (loss)                                                       0.03        (0.10)        (0.03)(1)       0.06
  Net realized and unrealized
    gain (loss) on
    investments                                                (1.05)        (5.41)        (5.30)          9.07
                                 -------         -------      -------      --------      --------      --------
 TOTAL FROM INVESTMENT
  OPERATIONS                                                   (1.02)        (5.51)        (5.33)          9.13
                                 -------         -------      -------      --------      --------      --------
 LESS DISTRIBUTIONS -
  DISTRIBUTIONS FROM NET
    INVESTMENT INCOME                                              --        (0.12)        (0.08)        (0.05)
  DISTRIBUTIONS FROM REALIZED
    GAINS                                                          --        (0.35)        (3.74)        (1.25)
                                 -------         -------      -------      --------      --------      --------
 TOTAL DISTRIBUTIONS                                               --        (0.47)        (3.82)        (1.30)
                                 -------         -------      -------      --------      --------      --------
 NET ASSET VALUE, END OF YEAR                                  $11.86        $12.88        $18.86        $28.01
                                 =======         =======      =======      ========      ========      ========
 TOTAL RETURN                                                 (7.92%)      (29.22%)      (18.70%)        46.52%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's)                                                     $29,026       $44,356      $133,233      $192,537
 Ratio to average net
  assets -
  Expenses(A)                                                   2.44%         1.89%         1.39%         1.28%
  Expenses - net(B)                                             2.44%         1.88%         1.38%         1.27%
  Net investment income
    (loss)                                                      0.18%       (0.38%)       (0.15%)         0.03%
 Portfolio turnover rate                                       97.73%        92.39%        69.12%        37.91%
 --------------------------------------------------------------------------------------------------------------



 *  Period January 1, 2004 to February 29, 2004.

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(1) Based on average shares outstanding.

 56  Janus Adviser prospectus

 VONTOBEL INTERNATIONAL EQUITY FUND - CLASS C SHARES
 ------------------------------------------------------------------------------------------
                                                                        Class C
                                                             ------------------------------
                                                             Period ended      Period ended
                                                             February 29,      December 31,
                                                                2004**            2003*
 PER SHARE OPERATING PERFORMANCE
 NET ASSET VALUE, BEGINNING OF YEAR
                                                               -------           --------
 Income from investment operations -
   Net investment income (loss)
   Net realized and unrealized gain (loss) on investments
                                                               -------           --------
 TOTAL FROM INVESTMENT OPERATIONS
                                                               -------           --------
 Less distributions -
   Distributions from net investment income
   Distributions from realized gains
                                                               -------           --------
 TOTAL DISTRIBUTIONS
                                                               -------           --------
 NET ASSET VALUE, END OF YEAR
                                                               =======           ========
 TOTAL RETURN
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's)
 Ratio to average net assets -
   Expenses(A)
   Expenses - net(B)
   Net investment income (loss)
 Portfolio turnover rate
 ------------------------------------------------------------------------------------------



  * Commencement of operations of Class C Shares was October 9, 2003.


 ** Period ended January 1, 2004 to February 29, 2004.


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.


(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


(1) Based on average shares outstanding.


                                                    Janus Adviser prospectus  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 58  Janus Adviser prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                    Janus Adviser prospectus  59

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

 60  Janus Adviser prospectus
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                    Janus Adviser prospectus  61

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreci-

 62  Janus Adviser prospectus

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

                                                    Janus Adviser prospectus  63
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 64  Janus Adviser prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution or visiting our Web site at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Trust and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to the Public Reference Room, Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      (JANUS LOGO)
                                   www.janus.com


                                   151 Detroit Street


                                   Denver, Colorado 80206-4805

                                   1-800-525-0020

                   Investment Company Act File No. 811-21371

                                                 , 2004



                                      US Value Fund

                                      International Equity Fund

                                 JANUS ADVISER
                                INVESTOR SHARES
                                 CLASS I SHARES
                                 CLASS A SHARES
                                 CLASS C SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Investor Shares, Class I Shares, Class A Shares and Class C Shares (collectively, the "Shares") of Janus Adviser (the "Trust"), which is organized as a Delaware statutory trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund of the Trust. In addition, Vontobel Asset Management, Inc. ("Vontobel") is the subadviser for each Fund of the Trust and is responsible for the Funds' day to day investment operations.


     On October 10, 2003 the Funds participated in a tax-free reorganization of Vontobel US Value Fund and Vontobel International Equity Fund into US Value Fund and International Equity Fund, respectively. The Funds commenced operations on October 13, 2003.


     Investor Shares may be purchased directly with the Funds. Class I Shares, Class A Shares and Class C Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, mutual funds "supermarkets," bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the
     Funds' Prospectuses dated April   , 2004 which are incorporated by
     reference into this SAI and may be obtained from the Funds on janus.com, by calling 1-800-525-3713, by writing the Funds at the address shown on the back cover of the SAI, or from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about each Fund's operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT.]

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser and Subadviser................   37
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   50
                Portfolio Transactions and Brokerage.............   52
                Trustees and Officers............................   55
                Shares of the Trust..............................   67
                   Net Asset Value Determination.................   67
                   Purchases.....................................   68
                   Distribution and Shareholder Servicing
                   Plans.........................................   71
                   Redemptions...................................   73
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   78
                Principal Shareholders...........................   80
                Miscellaneous Information........................   81
                   Shares of the Trust...........................   81
                   Shareholder Meetings..........................   82
                   Voting Rights.................................   83
                   Independent Accountants.......................   83
                   Registration Statement........................   83
                Performance Information..........................
                Financial Statements.............................   84
                Appendix A.......................................   85
                   Explanation of Rating Categories..............   85

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of Janus Adviser (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or non-diversified. US Value Fund is classified as non-diversified. International Equity Fund is classified as diversified.


               Janus Capital is the investment adviser and Vontobel is the investment subadviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

               Unless otherwise indicated, the following investment restrictions have been adopted by each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

               (1) With respect to 75% of its total assets, International Equity Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:


               (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

               (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

               (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

               (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
               (iv) participate in an interfund lending program with other registered investment companies.

               (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

               Except for the Funds' policies with respect to investments in illiquid securities and borrowings, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustee to date include the following:

               (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (e) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT STRATEGIES AND RISKS

Convertible Securities

               Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

               Each Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debt Securities


               Under normal circumstances, US Value Fund will have at least 80% of its net assets invested in U.S. equity securities. US Value Fund may also acquire debt securities. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which US Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities, although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.


Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as domestic or foreign denominated commercial paper, certificates of deposits, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital (see "Investment Company Securities").

Illiquid Investments


               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Vontobel to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and
               Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Vontobel will consider the following factors: (1) the frequency of trades and quoted prices for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, Vontobel will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, Vontobel will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Securities Lending

               Under procedures adopted by the Trustees, each Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. A Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Vontobel believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, but it may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral as permitted by the SEC. Cash collateral may be invested in money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


Borrowing

               The Funds may borrow from banks, from other funds advised by Janus Capital or its affiliates, or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Funds' borrowings for temporary or emergency purposes (not for leveraging or investment) are limited to an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this 33 1/3% limitation.

Zero Coupon, Step Coupon and Pay-In-Kind Securities


               Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


               Investment companies in which the Funds may invest may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus.

Other Income-Producing Securities

               Other types of income producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If a portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


               A Fund may purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.


Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Vontobel or its agent.


               Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Vontobel or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. Each Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by a Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               Each Fund may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. Each Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.


               Although each Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


               If a Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.


               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Each Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). Each Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar (a "proxy hedge")) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

               In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to that Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               A Fund may cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, such Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               Each Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               A Fund also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing

               Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between such Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Vontobel will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

               Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Temporary Defensive Positions

               As described in the Prospectuses, when the portfolio manager of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. Government Securities


               To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by

               U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuer to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of Janus Capital. Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to Vontobel Asset Management, Inc. pursuant to a subadvisory agreement between Janus Capital and Vontobel.



               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Funds. These fees may be in addition to fees paid from the Funds' assets to these financial intermediaries. Janus Distributors LLC and its affiliates may pay for or sponsor informational meetings for financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Each Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the following annual rates:


US Value Fund



Average Daily Net Assets of
US Value Fund                                                  Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.96
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75


International Equity Fund

Average Daily Net Assets of
International Equity Fund                                      Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.99
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75

               Until at least September 30, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee applica-ble to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:


                                                               Expense Limit
Fund Name                                                      Percentage (%)
-----------------------------------------------------------------------------
US Value Fund                                                      0.90%
International Equity Fund                                          1.00%


               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.


               The following table shows the total dollar amounts of advisory fees paid by Vontobel US Value Fund (the "US Value Predecessor Fund") and Vontobel International Equity Fund (the "International Equity Predecessor Fund") before their reorganization into US Value Fund and International Equity Fund, respectively, for the periods indicated. Information is based on the historical advisory fee rates charged by US Value Predecessor Fund's and International Equity Predecessor Fund's former investment adviser, Vontobel. [TO BE UPDATED BY AMENDMENT.]



                                    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                    December 31, 2001    December 31, 2002    December 31, 2003*
                                        Fees paid            Fees paid            Fees paid
------------------------------------------------------------------------------------------------
US Value Predecessor Fund              $1,167,082            $876,616              $
International Equity Predecessor
  Fund                                 $  830,594            $361,230              $



* Following the reorganization, the Funds changed their fiscal year end to the last day of February. For the fiscal period January 1, 2004 through February 29, 2004, US Value Fund and International Equity Fund paid Janus Capital
   advisory fees of $        and $        , respectively.


               Each Fund's Advisory Agreement is dated August 5, 2003, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


SUBADVISER - VONTOBEL ASSET MANAGEMENT, INC.

               Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

               Janus Capital has entered into a subadvisory agreement (a "Subadvisory Agreement") on behalf of each Fund with Vontobel. The Subadvisory Agreements obligates Vontobel to: (i) make investment decisions on behalf of the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

               The Funds pay no fees directly to Vontobel as the subadviser. Under the Subadvisory Agreements, Vontobel is compensated with respect to the Funds by Janus Capital at the following annual rates:


US Value Fund



Average Daily Net Assets of                                      Annual Rate
US Value Fund                                                   Percentage(%)
-----------------------------------------------------------------------------
First $100 Million                                                  0.74%
Increment between $100 Million and $300 Million                    0.415%
Increment between $300 Million and $500 Million                    0.365%
Increment between $500 Million and $1 Billion                      0.325%
Increment between $1 Billion and $1.4 Billion                      0.285%
Increment equal to or in excess of $1.4 Billion                    0.215%


International Equity Fund

Average Daily Net Assets of the                                    Annual Rate
International Equity Fund                                         Percentage(%)
---------------------------------------------------------------------------------
First $500 Million                                                   0.408%
Increment between $500 Million and $1 Billion                        0.325%
Increment between $1 Billion and $1.4 Billion                        0.285%
Increment equal to or in excess of $1.4 Billion                      0.215%


               Each Subadvisory Agreement is dated August 5, 2003. The initial term of each Subadvisory Agreement will continue until July 1, 2005. Each Subadvisory Agreement is subject to termination by Janus Capital or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement with respect to the relevant Fund. Janus Capital and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to US Value Predecessor Fund or International Equity Predecessor Fund for a certain period of time. This agreement also provides that Janus Capital would be required to pay certain liquidated damages to Vontobel if a Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. In addition, this Agreement contemplates that Janus Capital will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, portfolio manager of the Vontobel US Value Fund, to remain at Vontobel. Any payments under this agreement would be made by Janus Capital and not by either of the Funds.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

               The Funds' Advisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held August 5, 2003. In approving the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:


               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds) and resources, investment process and reputation.



               - the terms of the Investment Advisory Agreements;



               - the terms of the management and distribution agreements and the
                 Rule 12b-1 plan;



               - the scope and quality of the services that Janus Capital provides to the Funds;


               - the advisory fee rates to be payable to Janus Capital by the
                 Funds (and by Janus Capital to Vontobel) and by other funds and client accounts managed by Janus Capital and payable by comparable funds managed by other investment advisers;

               - the pro forma total expense ratios of the Funds and of
                 comparable funds managed by other advisers; and

               - compensation to be payable by the Funds to affiliates of Janus
                 Capital for other services.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

APPROVAL OF SUBADVISORY AGREEMENTS

               The Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held August 5, 2003. In approving the Funds' Subadvisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates and by Vontobel. In addition to the factors the Trustees considered in their review of the Investment Advisory Agreements, among other things, the Trustees considered information about:

               - Vontobel and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;


               - the terms of the Subadvisory Agreements;



               - the scope and quality of the services that Vontobel provides to the Funds;


               - the historical investment performance of the Vontobel funds and that of comparable funds managed by other advisers over various periods; and

               - that Janus Capital and not the Funds are obligated to pay
                 Vontobel for services Vontobel provides to the Funds pursuant to the proposed Subadvisory Agreements.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND VONTOBEL

               Vontobel acts as adviser for other mutual funds, as well as a Luxembourg investment fund, and provides separate account adviser services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. If a number of accounts managed by Vontobel are contemporaneously engaged in the purchase or sale of the same security, Vontobel may consolidate or bunch brokerage orders of different clients. Bunching such orders may result in administrative efficiency, lower commission rates and minimization of performance differentials between similar accounts. Vontobel does not bunch orders of proprietary or employee accounts with client accounts. Overall execution costs on bunched trades will generally be equivalent to or lower than those incurred for individually placed trades. Vontobel has adopted policies and procedures designed to assure that trade allocations take place on a reasonable and equitable basis. Vontobel's portfolio managers determine the number of shares required to be purchased or sold for each account eligible to participate in bunched trades, and place orders for the number or shares determined by the pre-trade allocation for each participating account. Vontobel's operations staff transmits allocation instructions to the executing broker in accordance with the pre-trade allocation by the end of the trade day. Each participating account will generally receive the average price for the bunched trade during the day, including commissions. If less than the total order is executed during the day, Vontobel will allocated to each account the proportion of the partially executed trade that corresponds to the account's original allocation. From time to time, Vontobel's portfolio managers may be obliged to deviate from this pre-trade allocation policy; in such cases Vontobel requires that the reason for any such deviation be noted on the trade ticket and that the trade in question be handled in the most reasonable and equitable manner permitted by the circumstances.

               Each account managed by Vontobel has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.


               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund Shareholders; and (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.


               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

               Employees of Vontobel are not subject to the Janus Code of Ethics. Vontobel has adopted its own Code of Ethics ("Code") which it has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Vontobel. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Vontobel to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, unless such affiliates are substantially wholly-owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of that Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, such Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of that Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

PROXY VOTING POLICIES AND PROCEDURES

               In order to fulfill its responsibilities with respect to voting proxies, Vontobel has adopted the following policies and procedures with regard to companies in our clients' investment portfolios, including the Funds.

               KEY OBJECTIVES

               The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board, these objectives also recognize that the company's shareholders must have final say over how management and the board are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

               Therefore, Vontobel will pay particular attention to the following matters in exercising its proxy voting responsibilities as a fiduciary for the Funds:

               ACCOUNTABILITY. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board, and the board should be accountable to shareholders.

               ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS. Each company should endeavor to align the interests of management and the board with the interests of the company's shareholders. For example, Vontobel generally believes that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

               TRANSPARENCY. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

               DECISION METHODS

               This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies, such as the Funds. A client can change their proxy-voting decision at any time upon written notice.


               Recognizing the importance of informed and responsible proxy voting, Vontobel relies on Institutional Shareholder Services
               (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases Vontobel votes in strict accordance with ISS recommendations, but Vontobel reserves the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or Vontobel is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

               Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and Vontobel's interests or the interests of a person affiliated with Vontobel, on the other, Vontobel will resolve all conflicts by voting pursuant to ISS's recommendations with respect to registered investment company clients and will typically abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes with respect to non-registered investment company clients.

               Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109-3661, is the custodian of the domestic securities and cash of each Fund. Brown Brothers is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to Brown Brothers certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of each Fund and at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund, for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Investor Shares and Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at annual rates of up to 0.10% of the average daily net assets of the Investor Shares attributable to their customers and up to 0.25% of the average daily net assets of the Class I Shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, other administrative services and for distribution related expenses.

               The Funds pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations. In addition, the Funds use the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of $0.40 per account. This fee is only charged to those Funds with redemption fees or contingent deferred sales charges. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings in DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST.



               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Funds' transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Funds' expenses through credits against the charges of DST and its affiliates. [SUCH CREDITS WILL NOT REDUCE THE FEES JANUS CAPITAL IS OBLIGATED TO PAY ANY FUND UNDER ITS WAIVER AGREEMENT, AND SUCH FUND RECEIVES THE BENEFIT OF ANY SUCH CREDITS.] (See "Portfolio Transactions and Brokerage.")



               Janus Distributors LLC ("Janus Distributors"), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds' distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at net asset value per Share of the relevant Class.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Vontobel places the portfolio transactions of the Funds. Vontobel has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Vontobel may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               It is the general policy of Vontobel to select broker-dealers that Vontobel believes will obtain the best execution for the client, taking into consideration numerous factors, including price paid or received for a security, commissions charged, financial integrity and condition of the firm, ability to consummate and clear trades in an orderly and satisfactory manner, consistent quality of service, and broad market coverage resulting in a continuous flow of information concerning bids and offers. When Vontobel buys securities directly from or sells them to a dealer, trades are made on a net basis and there is a spread, which is the equivalent of a commission.

               Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

               In addition to the factors set forth above, Vontobel may consider brokerage and research services in selecting broker/dealers, subject to Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"). These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, securities, industries or specific country markets; information on economic factors and trends, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities; assistance with portfolio strategies, performance analysis and risk measurement analysis. Furthermore, such research services may be provided in the form of access to various computer-generated data, computer software and hardware used in security analyses; portfolio performance evaluation services; technical market analyses; and meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. These services may be produced or provided by the broker-dealer or produced by a third party and provided by the broker-dealer in accordance with Section 28(e). Vontobel may pay a broker-dealer that provides brokerage and research services commissions in excess of the amount another broker-dealer might have charged for effecting the same securities transaction if Vontobel determines in good faith that the amount paid is reasonable in relation to the services provided. Some of the brokerage and research services may benefit Vontobel's clients as a whole, while others may benefit a specific segment of Vontobel's clients. Vontobel does not attempt to match a particular client's trade executions with broker-dealers that provide brokerage and research services directly benefiting such client's account.

               To the extent that Vontobel uses a particular research product or service for non-research purposes (as defined in Section 28(e)), Vontobel makes a reasonable allocation of the cost of the product or service according to its use and pays cash for that portion attributable to non-research or administrative uses.

               Vontobel currently use approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows Vontobel to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

               While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. Vontobel may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.


               The following table lists the total amount of brokerage commissions paid by US Value Predecessor Fund and International Equity Predecessor Fund prior to their reorganization into US Value Fund and International Equity Fund, respectively, for the periods indicated. [TO BE UPDATED BY AMENDMENT.]



                                          Fiscal year ended   Fiscal year ended   Fiscal year ended
                                            December 31,        December 31,        December 31,
                                                2001                2002                2003*
                                             Commissions         Commissions         Commissions
                                                Paid                Paid                Paid
---------------------------------------------------------------------------------------------------
US Value Fund                                 $279,183            $255,623            $
International Equity Fund                     $455,933            $461,911            $



* Following the reorganization, the Funds changed their fiscal year end to the last day of February. For the fiscal period January 1, 2004 through February 29, 2004, US Value Fund and International Equity Fund paid brokerage
   commissions of $        and $        , respectively.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72.



               The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, the four registered investment companies consist of 61 series or funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/03-Present     Formerly, President             61               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation. Formerly,
                                                        Chairman and Director (1978-
                                                        2002) of Janus Capital
                                                        Corporation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation.
------------------------------------------------------------------------------------------------------------------------
 Mark B. Whiston      Chairman and     5/03-Present     President, Chief Executive      2                N/A
 151 Detroit Street   Trustee                           Officer and Director Janus
 Denver, CO 80206                                       Capital Group Inc. (since
 Age 42                                                 1/1/03); President and Chief
                                                        Executive Officer, Janus
                                                        Capital Management LLC (since
                                                        9/1/02). Formerly, President
                                                        of Retail and Institutional
                                                        Services, Janus Capital
                                                        (11/00-9/02); Vice President
                                                        and Chief Marketing Officer of
                                                        Janus Capital Corporation
                                                        (Janus Capital's predecessor)
                                                        (3/91-11/00)
------------------------------------------------------------------------------------------------------------------------



 * The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Samuel Boyd, Jr.     Trustee          8/03- Present    Manager (since 1978) of         2                Director, World
 151 Detroit Street                                     Customer Service Operations                      Funds Inc., The
 Denver, CO 80206                                       and Accounting Division,                         World Insurance
 Age 63                                                 Potomac Electric Power                           Trust, Vontobel
                                                        Company, Washington, D.C.                        Funds USA and
                                                                                                         Satuit Capital
                                                                                                         Management
                                                                                                         Trust
------------------------------------------------------------------------------------------------------------------------
 Thomas I. Florence   Trustee          5/03-Present     Consultant. President,          2                N/A
 151 Detroit Street                                     Dividend Capital Securities
 Denver, CO 80206                                       LLC (since July 2003).
 Age 41                                                 Formerly, President
                                                        Morningstar Investment
                                                        Services (3/00-12/02) and
                                                        Managing Director, Pilgrim
                                                        Baxter & Associates
                                                        (12/96-3/00)
------------------------------------------------------------------------------------------------------------------------
 Arthur F. Lerner     Trustee          5/03-Present     Retired. Formerly, Senior Vice  2                Director,
 151 Detroit Street                                     President Arnhold and S.                         Sthenos Capital
 Denver, CO 80206                                       Bleichroeder (investment                         (United
 Age 61                                                 manager) (12/69-1/03)                            Kingdom)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          5/03-Present     Private Investor.               61               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          5/03-Present     Professor of Business,          61               Director,
 151 Detroit Street                                     University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO. (since                     and Neocore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm)
------------------------------------------------------------------------------------------------------------------------
 Maureen T. Upton     Trustee          5/03-Present     Formerly, Director of Sales     2                N/A
 151 Detroit Street                                     and Marketing, Intelligent
 Denver, CO 80206                                       Markets, Inc. (3/00-3/03);
 Age 37                                                 Associate Equities Division,
                                                        Goldman Sachs & Co. (8/98-
                                                        1/00)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Thomas A. Early      Vice President and         05/03-Present              Senior Vice President, Chief
 151 Detroit Street   General Counsel                                       Corporate Affairs Officer, and
 Denver, CO 80206                                                           Secretary of Janus Capital and
 Age 48                                                                     Janus Capital Group Inc.; General
                                                                            Counsel of Janus Capital Group,
                                                                            Inc.; Vice President, General
                                                                            Counsel and Secretary of Janus
                                                                            Services LLC, Janus Capital
                                                                            International LLC, Janus
                                                                            Institutional Services LLC, Janus
                                                                            Distributors LLC and the Janus
                                                                            Foundation; Vice President, General
                                                                            Counsel and Director to Janus
                                                                            International (Asia) Limited and
                                                                            Janus International Limited;
                                                                            Director for Janus Capital Trust
                                                                            Manager Limited, Janus World
                                                                            Principal Protected Funds and Janus
                                                                            World Funds; and Board member of
                                                                            Janus Global Funds SPC. Formerly,
                                                                            General Counsel of Janus Capital
                                                                            (1998-2004). Interim Director of
                                                                            Janus Capital (2002-2003); Director
                                                                            (2001) of Janus Distributors, Inc.
                                                                            and Janus Services, Inc.; and
                                                                            General Counsel, Secretary and
                                                                            Director (2000-2002) of Janus
                                                                            International Holding, Inc.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Anita E. Falicia     Vice President, Treasurer  05/03-Present              Vice President of Investment
 151 Detroit Street   and Principal Accounting                              Accounting of Janus Capital.
 Denver, CO 80206     Officer                                               Formerly, Assistant Vice President
 Age 35                                                                     (2000-2002) of Investment
                      Chief Financial Officer    05/03-10/03                Accounting of Janus Capital or
                                                                            Janus Capital Corporation; Director
                                                                            (1999-2000) of Investment
                                                                            Accounting of Janus Capital
                                                                            Corporation; and Director
                                                                            (1997-1999) of Fund Accounting of
                                                                            Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President             05/03-Present              Vice President and Assistant
 151 Detroit Street                                                         General Counsel to Janus Capital,
 Denver, CO 80206                                                           Janus Distributors LLC and Janus
 Age 38                                                                     Services LLC. Formerly, Assistant
                                                                            Vice President (1997-1999) and
                                                                            Associate Counsel (1995-1999) for
                                                                            Janus Capital Corporation and
                                                                            Assistant Vice President
                                                                            (1998-2000) for Janus Service
                                                                            Corporation.
---------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and         05/03-Present              Vice President of Domestic Funds
 151 Detroit Street   Secretary                                             and General Counsel of Janus
 Denver, CO 80206                                                           Capital; Vice President and
 Age 38                                                                     Assistant General Counsel of Janus
                                                                            Distributors LLC and Janus Services
                                                                            LLC. Formerly, Assistant General
                                                                            Counsel of Janus Capital
                                                                            (1999-2004); Assistant Vice
                                                                            President (1997-1999) of Janus
                                                                            Capital Corporation; Chief
                                                                            Compliance Officer, Director and
                                                                            President (1997-1999) of Janus
                                                                            Distributors, Inc.; and Assistant
                                                                            Vice President (1998-2000) of Janus
                                                                            Service Corporation.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   05/03-Present              Vice President and Chief Compliance
 151 Detroit Street   Compliance Officer                                    Officer of Janus Capital and Janus
 Denver, CO 80206                                                           Distributors LLC; and Assistant
 Age 46                                                                     Vice President of Janus Services
                                                                            LLC. Formerly, Senior Vice
                                                                            President and Director (1985-2000)
                                                                            of Mutual Fund Compliance for Van
                                                                            Kampen Funds.
---------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief        10/03-Present              Executive Vice President and Chief
 151 Detroit Street   Executive Officer                                     Operating Officer of Janus Capital
 Denver, CO 80206                                                           Group Inc. and Janus Capital.
 Age 52                                                                     Formerly, President and Chief
                                                                            Executive Officer of ICMA
                                                                            Retirement Corporation (1993-
                                                                            2003).
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and Chief   05/03-Present              Senior Vice President and Chief
 151 Detroit Street   Financial Officer                                     Financial Officer of Janus Capital
 Denver, CO 80206                                                           and Janus Capital Group Inc.; Vice
 Age 42               President and Chief        05/03-10/03                President and Chief Financial
                      Executive Officer                                     Officer of Janus Services LLC,
                                                                            Janus Distributors LLC, Janus
                                                                            Capital International LLC and Janus
                                                                            Institutional Services LLC; Vice
                                                                            President, Treasurer, Chief
                                                                            Financial Officer and Director of
                                                                            Janus International Limited;
                                                                            Director of Janus Capital Trust
                                                                            Manager Limited, Janus World
                                                                            Principal Protected Funds, Janus
                                                                            International (Asia) Limited and
                                                                            Janus World Funds; and Board member
                                                                            of Janus Global Funds SPC.
                                                                            Formerly, Interim Director of Janus
                                                                            Capital (2002-2003); Vice President
                                                                            of Finance, Treasurer, Chief
                                                                            Financial Officer (2001-2002) and
                                                                            Director (2002) for Janus
                                                                            International Holding, Inc.; and
                                                                            Managing Director, Treasurer and
                                                                            Head of Corporate Finance and
                                                                            Reporting (1998-2001) for Putnam
                                                                            Investments.
---------------------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President             05/03-Present              Vice President and Assistant
 151 Detroit Street                                                         General Counsel to Janus Capital
 Denver, CO 80206                                                           and Janus Services LLC. Formerly,
 Age 36                                                                     Vice President and Senior Legal
                                                                            Counsel (1995-1999) for Stein Roe &
                                                                            Farnham, Inc.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has four standing committees that each perform specialized functions: an Audit Committee, a Brokerage Committee, a Nominating and Governance Committee and a Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee functions is provided in the following table:

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR*
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      Dennis B. Mullen       N/A
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Samuel Boyd, Jr.
              the audit process, and the Funds'    Arthur F. Lerner
              process for monitoring compliance
              with investment restrictions and
              applicable laws and the Funds' Code
              of Ethics. The Committee's review
              of the audit process includes,
              among other things, the
              appointment, compensation and
              oversight of the auditors and pre-
              approval of audit and non-audit
              services.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    Thomas I. Florence     N/A
 COMMITTEE    regarding matters related to the     (Chairman)
              Trust's use of brokerage             Arthur F. Lerner
              commissions and placement of         Maureen T. Upton
              portfolio transactions.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            James T. Rothe         N/A
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          Thomas I. Florence
 COMMITTEE    planning Trustee meetings, and       Maureen T. Upton
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Funds.
----------------------------------------------------------------------------------------
 PRICING      Determines fair values of            Arthur F. Lerner       N/A
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          Samuel Boyd, Jr.
              quotations are not readily           Maureen T. Upton
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

* The Trust's committees were formed on May 9, 2003. The number of meetings held from May 9, 2003 to the date of this SAI was one for each of the Nominating and Governance and Pricing Committees and two for the Audit Committee.

               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. As of December 31, 2003, none of the Trustees owned Shares of the Funds described in this SAI. [TO BE UPDATED BY AMENDMENT.]




------------------------------------------------------------------------
                                             AGGREGATE DOLLAR RANGE OF
                             DOLLAR RANGE    EQUITY SECURITIES IN ALL
                             OF EQUITY       REGISTERED INVESTMENT
                             SECURITIES IN   COMPANIES OVERSEEN BY
 NAME OF TRUSTEE             THE FUNDS       TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------
 THOMAS H. BAILEY
------------------------------------------------------------------------
 MARK B. WHISTON
------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------
 SAMUEL BOYD, JR.
------------------------------------------------------------------------
 THOMAS I. FLORENCE
------------------------------------------------------------------------
 ARTHUR F. LERNER
------------------------------------------------------------------------
 DENNIS B. MULLEN
------------------------------------------------------------------------
 JAMES T. ROTHE
------------------------------------------------------------------------
 MAUREEN T. UPTON
------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Independent Trustees receives pension or retirement benefits from the Funds or other Janus Funds. [TO BE UPDATED BY AMENDMENT.]



                                                Aggregate Compensation    Aggregate Compensation
                                                  from the Funds for     from the Janus Funds for
                                                  fiscal year ended         calendar year ended
Name of Person, Position                         December 31, 2003(1)      December 31, 2003(2)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Thomas H. Bailey(3)                                  $                         $
  Mark B. Whiston(4)                                   $                         $
INDEPENDENT TRUSTEES
  Samuel Boyd, Jr.(4)                                  $                         $
  Thomas I. Florence(4)                                $                         $
  Arthur F. Lerner(4)                                  $                         $
  Dennis B. Mullen                                     $                         $
  James T. Rothe                                       $                         $
  Maureen T. Upton(4)                                  $                         $



(1) The aggregate compensation from the Funds shown in the table is estimated for the fiscal period ending February 29, 2004. For the Funds' first full year March 1, 2004 through February 28, 2005, the estimated aggregate compensation from the Funds is as follows: Samuel Boyd, Jr. $50,000; Thomas
     I. Florence $50,000; Arthur F. Lerner $50,000; Dennis B. Mullen $50,000; James T. Rothe $50,000; and Maureen T. Upton $50,000.


(2) As of December 31, 2003, Janus Funds consisted of three registered investment companies comprised of a total of 61 funds.

(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
(4) Messrs. Whiston, Florence, Lerner and Ms. Upton were appointed as Trustees of the Trust on May 9, 2003, and Mr. Boyd was appointed as Trustee of the Trust on August 5, 2003. Prior to these dates, Messrs. Boyd, Whiston, Florence, Lerner and Ms. Upton did not serve as Trustees of any Janus Funds and therefore they did not receive any compensation from the Janus Funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of the Fund's securities and other assets attributable to that class, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or other information obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized broker-dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in

               New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated.


               A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing which may occur between the close of the foreign exchanges and the NYSE.


PURCHASES

               Investor Shares of each Fund may be purchased directly. The Shareholder's Manual section of the Funds' Investor Shares Prospectus contains detailed information about the purchase of shares.

               Class I Shares, Class A Shares and Class C Shares of each Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order, provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Class I Shares, Class A Shares or Class C Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in Shares of the Funds.

               In order to receive a day's price, your order for any class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination."

Investor Shares and Class I Shares

               Investor Shares and Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Class A Shares

               The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth below. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table below, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                    Sales Charge as a    Amount of Sales Charge Reallowed
                                                      Percentage of      to Financial Intermediaries as a
                                                     Offering Price*       Percentage of Offering Price
  Amount of Purchase at Offering Price              -----------------    --------------------------------
  Under $50,000                                           5.75%                        5.00%
  $50,000 but under $100,000                              4.50%                        3.75%
  $100,000 but under $250,000                             3.50%                        2.75%
  $250,000 but under $500,000                             2.50%                        2.00%
  $500,000 but under $1,000,000                           2.00%                        1.60%
  $1,000,000 and above                                    None**                       None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

               As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of a Fund, and other Janus Funds that are offered with a sales charge, to take advantage of lower sales charges.

Class C Shares

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Funds' distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Funds' shares are reinvested automatically in additional shares of the Funds at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               INVESTOR SHARES, CLASS I SHARES AND CLASS A SHARES
               As described in the Prospectuses, Investor Shares, Class I Shares and Class A Shares have each adopted distribution and shareholder servicing plans (the "Investor Shares Plan", "Class I Plan" and the "Class A Plan", respectively), in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Investor Shares, Class I Shares or Class A Shares of each Fund for activities which are primarily intended to result in sales of Investor Shares, Class I Shares or Class A Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Investor Shares Plan, Class I Plan or the Class A Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               CLASS C SHARES
               As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of each Fund. Up to 0.75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Plan permits the payment of up to 0.25% of this fee for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, each Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of the relevant class of that Fund or by vote of a majority of the 12b-1 Trustees.

               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A and Class C Shares.

REDEMPTIONS

               Redemptions of Investor Shares may be effected directly with the Funds. Procedures for redeeming shares are set forth in the Shareholder's Manual section of the Funds' Investor Shares Prospectus.

               Redemptions of Class I Shares, Class A Shares and Class C Shares, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires a Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Funds - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               INVESTOR SHARES AND CLASS I SHARES
               A redemption fee of 1.00% will be deducted with respect to Investor Shares and Class I Shares of International Equity Fund redeemed within three months of purchase, unless waived, as discussed in the respective Prospectus.

               CLASS A SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

               CLASS C SHARES

               A CDSC of 1.00% will be deducted from a shareholder's redemption proceeds (including exchange redemptions) with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


INVESTOR SHARES SHAREHOLDER ACCOUNTS

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Investor Shares Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

               ONLINE AND TELEPHONE TRANSACTIONS
               As stated in the Investor Shares Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               SYSTEMATIC REDEMPTIONS
               As stated in the Shareholder's Manual section of the Investor Shares Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Funds' portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

               TAX-DEFERRED ACCOUNTS
               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December. Each Fund declares and makes annual distributions of income (if any) in December.

               Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains (if applicable), would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

               Each Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               [TO BE UPDATED BY AMENDMENT.]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 2, 2003. As of the date of this SAI, the Trust is offering two series of Shares, known as "Funds," each of which consists of four classes of shares. Additional series and/or classes may be created from time to time.


               The Funds were formed from the reorganization of Class A Shares and Class C Shares of Vontobel US Value Fund and Vontobel International Equity Fund of Vontobel Funds, Inc. into US Value Fund and International Equity Fund of Janus Adviser, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares directly from Vontobel received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge received Class I Shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary with a sales charge received Class A Shares, and existing Vontobel US Value Fund Class C shareholders received Class C Shares of the corresponding Fund(s). Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. As soon as practicable following the reorganization, the Funds will change their fiscal year end to the last day of February.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer four classes of Shares. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Class I Shares, Class A Shares and Class C Shares are offered only through certain retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes. A shareholder is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each Share owned by the shareholder (the number of Shares owned times net asset value per Share) on any matter on which such shareholder is entitled to vote.

               Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon the written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting held on May 9, 2003, except for Samuel Boyd, Jr., who was elected at a meeting held on August 5, 2003. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Shareholders have the power to vote to elect or remove Trustees, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees. Shares of all Funds have noncumulative voting rights, which means that the holders of more than 50% of the Shares of all Funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS




               [TO BE UPDATED BY AMENDMENT.]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


[TO BE UPDATED BY AMENDMENT.]

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Vontobel considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB -- lowest degree of
                                          speculation; C -- the highest degree
                                          of speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  (JANUS LOGO)

                                       www.janus.com


                                       151 Detroit Street


                                       Denver, Colorado 80206-4805

                                       1-800-525-0020

                                  JANUS ADVISER

                           PART C - OTHER INFORMATION


ITEM 23  Exhibits

         Exhibit 1         (a)      Trust Instrument dated May 1, 2003, is
                                    incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement (File
                                    No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June
                                    16, 2003.

                           (b) Amended and Restated Trust Instrument dated May 9, 2003, is incorporated by reference to
                                    Exhibit 1(b) to Registrant's Registration
                                    Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

                           (c) Certificate of Amendment Redesignating Series dated August 5, 2003 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 1, filed on September 26, 2003 (File No. 333-106142).

                           (d)      Certificate of Amendment Regarding
                                    Establishment and Designation of Series or Classes is filed herein as Exhibit 1(d).

                           (e) Amendment to Schedule A of Amended and Restated Trust Instrument Abolishing and Rescinding Dividend Capture Fund is filed herein as Exhibit 1(e).

         Exhibit 2         (a)      Bylaws dated May 9, 2003 are incorporated by
                                    reference to Exhibit 2(a) to Registrant's
                                    Registration Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

         Exhibit 3                  Not Applicable

         Exhibit 4         (a)      Investment Advisory Agreement for U.S. Value
                                    Fund is incorporated by reference to Exhibit
                                    4(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (b) Sub-Advisory Agreement for U.S. Value Fund is incorporated by reference to Exhibit 4(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c)      Investment Advisory Agreement for
                                    International Equity Fund is incorporated by reference to Exhibit 4(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Sub-Advisory Agreement for International Equity Fund is incorporated by reference to
                                    Exhibit 4(d) to Pre-Effective Amendment
                                    No.1, filed on September 26, 2003 (File No.
                                    333-106142).

         Exhibit 5         (a)      Distribution Agreement between Janus Adviser
                                    and Janus Distributors LLC is incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

         Exhibit 6                  Not Applicable

         Exhibit 7         (a)      Custodian Agreement between Janus Adviser
                                    and Brown Brothers Harriman & Co. is
                                    incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

                           (b) Custodian Agreement between Janus Adviser and State Street Bank and Trust Company with respect to Joint Account is incorporated by reference to Exhibit 7(b) to Post Effective Amendment No. 1 filed on November 14, 2003 (File No. 333-106142).

         Exhibit 8         (a)      Transfer Agency Agreement between Janus
                                    Adviser and Janus Services LLC is
                                    incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

                           (b) Administrative Services Agreement between Janus Adviser and Janus Services LLC is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Agreement and Plan of Reorganization dated August 26, 2003, by and among Janus Adviser and Vontobel Funds, Inc. is incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Expense Limitation Agreement between Janus Capital Management LLC and U.S. Value Fund dated August 5,

                                    2003 is incorporated by reference to Exhibit
                                    8(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (e) Expense Limitation Agreement between Janus Capital Management LLC and International Equity Fund dated August 5, 2003 is incorporated by reference to Exhibit 8(e) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

         Exhibit 9         (a)      Opinion and Consent of Fund Counsel is
                                    incorporated by reference to Exhibit 9(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

         Exhibit 10        (a)      Consent of PricewaterhouseCoopers LLP to be
                                    filed by amendment.

         Exhibit 11                 Not Applicable

         Exhibit 12                 Not Applicable

         Exhibit 13        (a)      Distribution and Shareholder Servicing Plan
                                    for Class A Shares is incorporated by
                                    reference to Exhibit 13(a) to Pre-Effective
                                    Amendment No.1, filed on September 26, 2003
                                    (File No. 333-106142).

                           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to Exhibit 13(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Distribution and Shareholder Servicing Plan for Investor Shares is incorporated by reference to Exhibit 13(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

         Exhibit 14        (a)      Rule 18f-3 Plan is incorporated by reference
                                    to Exhibit 14(a) to Pre-Effective Amendment
                                    No.1, filed on September 26, 2003 (File No.
                                    333-106142).

                           (b) Amended and Restated Rule 18f-3 Plan dated January 20, 2004 is filed herein as Exhibit 14(b).

         Exhibit 15        (a)      Powers of Attorney are incorporated by
                                    reference to Exhibit 15(a) to Registrant's
                                    Registration Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

                           (b) Power of Attorney is incorporated by reference to Exhibit 15(b) to Pre-Effective Amendment No. 1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Powers of Attorney, dated October 13, 2003, are incorporated by reference to Exhibit 15(c) to Post Effective Amendment No. 1 filed on November 14, 2003 (File No. 333-106142).

         Exhibit 16        (a)      Janus Ethics Rules filed as Exhibit 16(a) to
                                    Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142),
                                    has been withdrawn.

                           (b) Vontobel Asset Management, Inc. Code of Ethics is filed herein as Exhibit 16(b).

                           (c) Janus Ethics Rules, revised February 5, 2004, is filed herein as Exhibit 16(c).


ITEM 24. Persons Controlled by or Under Common Control with Registrant

         None

ITEM 25. Indemnification

         Article VI of Janus Adviser's Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal
 Business Address       Adviser/Affiliated Entity Name      Position with Adviser or Affiliated Entity
------------------     --------------------------------     -------------------------------------------------
Robin C. Beery*        Janus Capital Group Inc.             Senior Vice President and Chief Marketing
                                                            Officer

                       Janus Capital Management LLC         Senior Vice President and Chief Marketing
                                                            Officer

                       The Janus Foundation                 President and Director

James P. Goff*         Janus Capital Management LLC         Vice President and Director of Research

R. Timothy Hudner*     Janus Capital Group Inc.             Senior Vice President of Operations and
                                                            Technology

                       Janus Capital Management LLC         Senior Vice President of Operations and
                                                            Technology

                       Janus Services LLC                   President

Lars O. Soderberg*     Janus Capital Group Inc.             Executive Vice President and Managing Director of
                                                            Institutional Services

                       Janus Capital Management LLC         Executive Vice President and Managing Director of
                                                            Institutional Services

                       Janus Institutional Services LLC     Executive Vice President, Institutional Services

                       Janus Distributors LLC               President

*   Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

         The only business of Vontobel Asset Management, Inc. is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, an offshore investment fund, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts.

         The principal executive officers of the subadviser and their positions with the subadviser and affiliated entities are as follows:

 Name and Principal
  Business Address       Subadviser/Affiliated Entity Name       Position with Subadviser or Affiliated Entity
--------------------     ---------------------------------       ---------------------------------------------
Henry Schlegel*          Vontobel Asset Management, Inc.         President and Chief Executive Officer
Thomas P. Wittwer*       Vontobel Asset Management, Inc.         Senior Vice President
Edwin D. Walczak*        Vontobel Asset Management, Inc.         Senior Vice President
Peter Newell*            Vontobel Asset Management, Inc.         Senior Vice President
Rajiv Jain*              Vontobel Asset Management, Inc.         Senior Vice President
Joseph Mastoloni*        Vontobel Asset Management, Inc.         Vice President/Compliance
Alfred Nyffeler*         Vontobel Asset Management, Inc.         Chief Financial Officer
Guenter Faschang*        Vontobel Asset Management, Inc.         Vice President
Igor Krutov*             Vontobel Asset Management, Inc.         Vice President

*   Principal address is 450 Park Avenue, New York, New York 10022.

ITEM 27. Principal Underwriter

         (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Adviser Series, Janus Aspen Series and Janus Investment Fund.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                  Name                     Position with Janus Distributors LLC
                  -----------------        ------------------------------------
                  Gregory A. Frost         Vice President and Controller
                  Matthew R. Luoma         Vice President and Treasurer
                  Douglas J. Laird         Vice President
                  Lars O. Soderberg        President

                  Messrs. Frost, Luoma, Laird and Soderberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

         (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805 and 100 Fillmore Street, Denver, Colorado 80206-4928; Janus Services LLC, 720 South Colorado Blvd., Denver 80206-1929; and by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661. Certain records relating to day-to-day portfolio management of the U.S. Value Fund and International Equity Fund are kept at the offices of the subadviser, Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 27th day of February, 2004.

                                       JANUS ADVISER


                                       By: /s/ Girard C. Miller
                                           -------------------------------------
                                           Girard C. Miller, President and Chief
                                           Executive Officer

         Janus Adviser is organized under an Amended and Restated Trust Instrument dated May 9, 2003 (the "Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                               Title                           Date
-----------------------       -------------------------------------    -----------------
/s/ Girard C. Miller          President and Chief Executive Officer    February 27, 2004
-----------------------       (Principal Executive Officer)
Girard C. Miller


/s/ Loren M. Starr            Vice President and Chief Financial       February 27, 2004
------------------------      Officer (Principal Financial Officer)
Loren M. Starr


/s/ Anita E. Falicia          Vice President and Treasurer             February 27, 2004
------------------------      (Principal Accounting Officer)
Anita E. Falicia

Thomas H. Bailey*             Trustee                                  February 27, 2004
------------------------
Thomas H. Bailey

Thomas I. Florence*           Trustee                                  February 27, 2004
------------------------
Thomas I. Florence

Arthur F. Lerner*             Trustee                                  February 27, 2004
------------------------
Arthur F. Lerner

Dennis B. Mullen*             Trustee                                  February 27, 2004
------------------------
Dennis B. Mullen

James T. Rothe*               Trustee                                  February 27, 2004
------------------------
James T. Rothe

Samuel Boyd, Jr. *            Trustee                                  February 27, 2004
------------------------
Samuel Boyd, Jr.

Maureen T. Upton*             Trustee                                  February 27, 2004
------------------------
Maureen T. Upton

Mark B. Whiston*              Trustee                                  February 27, 2004
------------------------
Mark B. Whiston

/s/ Thomas A. Early
------------------------
*By Thomas A. Early
    Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number             Exhibit Title
--------------             -----------------------------------------------------
Exhibit 1         (d)      Certificate of Amendment Regarding Establishment and
                           Designation of Series or Classes

                  (e)      Amendment to Schedule A of Amended and Restated Trust
                           Instrument Abolishing and Rescinding Dividend Capture
                           Fund

Exhibit 14        (b)      Amended and Restated Rule 18f-3 Plan

Exhibit 16        (b)      Vontobel Asset Management, Inc. Code of Ethics

                  (c)      Janus Ethics Rules, revised February 5, 2004